As filed with the Securities and Exchange Commission on March 18, 2004
                                               Securities Act File No. 333-
                                       Investment Company Act File No. 811-21423

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ________________________

                                   FORM N-2
                           ________________________

[X]  Registration Statement under the Securities Act of 1933
[ ]  Pre-Effective Amendment No.
[ ]  Post-Effective Amendment No.
                                     and/or

[X]  Registration Statement under the Investment
     Company Act of 1940
[X]  Amendment No. 5

                       (Check Appropriate Box or Boxes)
                           ________________________

                      THE GABELLI DIVIDEND & INCOME TRUST
              (Exact Name of Registrant as Specified in Charter)
                           ________________________

                             One Corporate Center
                           Rye, New York 10580-1422
                   (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 422-3554

                                 Bruce N. Alpert
                       The Gabelli Dividend & Income Trust
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5100
                     (Name and Address of Agent for Service)
                                                       ________________________

                                   Copies to:

  Richard T. Prins, Esq
  Skadden, Arps, Slate,                James E. McKee, Esq.
   Meagher & Flom LLP          The Gabelli Dividend & Income Trust
    Four Times Square                  One Corporate Center
New York, New York 10036             Rye, New York 10580-1422                [ ]
     (212) 735-3000                       (914) 921-5100

                           ________________________

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

         It is proposed that this filing will become effective (check appropriate box) [X] When declared effective pursuant to section 8(c).

         If appropriate, check the following box:
         [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is [ ].

                           ________________________


       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
==============================================================================================

                                                              Proposed
                                            Proposed          Maximum
                                             Maximum          Aggregate
                        Amount Being      Offering Price      Offering          Amount of
Title of Securities      Registered         Per Share         Price(1)      Registration Fee
-------------------      ----------         ---------         --------      ----------------
___% Series             40,000 Shares            $25         $1,000,000           $126.70
Preferred

Series B AMPS              100 Shares        $25,000         $2,500,000           $316.75


(1) Estimated solely for the purpose of calculating the registration fee.

________________________

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

====================--------------============================================================

                                        CROSS-REFERENCE SHEET

         N-2 Item Number                                      Location in Part A (Caption)
---------------------------------------------------------------------------------------------------------------------
PART A

1.     Outside Front Cover................................    Outside Front Cover Page

2.     Inside Front and Outside Back Cover
         Page.............................................    Outside Front Cover Page; Inside Front Cover Page

3.     Fee Table and Synopsis.............................    Summary; Summary of Fund Expenses

4.     Financial Highlights...............................    Not Applicable

5.     Plan of Distribution...............................    Outside Front Cover Page; Summary; Underwriting

6.     Selling Shareholders...............................    Not Applicable

7.     Use of Proceeds....................................    Use of Proceeds; Investment Objective and Policies

8.     General Description of the
         Registrant.......................................    Outside Front Cover Page; Summary; The Fund;
                                                              Investment Objective and Policies; Risk Factors &
                                                              Special Considerations; How the Fund Manages Risk;
                                                              Description of the Shares; Anti-takeover Provisions
                                                              of the Fund's Governing Documents

9.     Management.........................................    Outside Front Cover Page; Summary; Management of the
                                                              Fund; Custodian, Transfer Agent, Dividend-Disbursing
                                                              Agent

10.    Capital Shares, Long-Term Debt,
         and Other Securities.............................    Outside Front Cover Page; Summary; Investment
                                                              Objective and Policies; Description of the Shares;
                                                              Description of Capitalization; Taxation

11.    Defaults and Arrears on Senior
         Securities.......................................    Not Applicable

12.    Legal Proceedings..................................    Not Applicable

13.    Table of Contents of the Statement
         of Additional Information........................    Table of Contents of the Statement of
                                                              Additional Information


PART B                                                        Location in Statement of
                                                              Additional Information
=====================================================================================================================

14.    Cover Page.........................................    Outside Front Cover Page

15.    Table of Contents..................................    Outside Front Cover Page

16.    General Information and History....................    Not Applicable

17.    Investment Objective and
         Policies.........................................    Investment
                                                              Objective and
                                                              Policies;
                                                              Investment
                                                              Restrictions

18.    Management.........................................    Management of the Fund

19.    Control Persons and Principal
         Holders of Securities............................    Not Applicable

20.    Investment Advisory and Other
         Services.........................................    Management of the Fund

21.    Brokerage Allocation and Other
         Practices........................................    Portfolio Transactions

22.    Tax Status.........................................    Taxation

23.    Financial Statements...............................    Not Applicable


PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

================================================================================
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted
================================================================================


                              Subject to Completion
                   Preliminary Prospectus dated January , 2004

PROSPECTUS                                 Shares                 [GABELLI LOGO]
----------

                       The Gabelli Dividend & Income Trust

               [__] Shares, % Series A Cumulative Preferred Shares
                     (Liquidation Preference $25 per Share)

              [__] Shares, Series B Auction Market Preferred Shares
                   (Liquidation Preference $25,000 per Share)

         The Gabelli Dividend & Income Trust, or the Fund, is a, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund's investment objective is to seek a high level of total return with an emphasis on dividends and income. The Fund attempts to achieve its objective by investing at least 80% of its assets in dividend paying or other income producing securities under normal market conditions. In addition, under normal market conditions, at least 50% of the Fund's assets will consist of dividend paying equity securities. In making stock selections, Gabelli Funds, LLC, which serves as investment adviser to the Fund, looks for securities that have a superior yield, as well as capital gains potential. The Fund commenced its investment operations on November 28, 2003. We cannot assure you that the Fund's objective will be achieved.

         This prospectus describes the Fund's _____% Series A Cumulative Preferred Shares (the "Series A Preferred"), liquidation preference $25 per share. Dividends on the Series A Preferred are cumulative from their original issue date at the annual rate of _____% of the liquidation preference of $25 per share and are payable quarterly on [__], [__], [__]and [__] in each year, commencing on [__].

         This prospectus also describes the Fund's Series B Auction Market Preferred Shares (the "Series B AMPS"), liquidation preference $25,000 per share. The dividend rate for the Series B AMPS will vary from dividend period to dividend period. The annual dividend rate for the initial dividend period for the Series B AMPS will be [__]% of the liquidation preference of $25,000 per share. The initial dividend period commences on the date of issuance and continues through [__]. For subsequent dividend periods, the Series B AMPS will pay dividends based on a rate set at auction, usually held weekly.

         The Fund offers by this prospectus, in the aggregate, $[__] million of preferred shares of either Series A Preferred or Series B AMPS, or a combination of both series.

         Investing in our Series A Preferred or Series B AMPS involves risks. See "Risk Factors and Special Considerations" beginning on page [__].

                                 Series A Preferred                    Series B AMPS
                                 Per Share               Total         Per Share          Total
                                 ---------               -----         ---------          -----
Public Offering Price(1)         $                       $             $                  $
Underwriting Discount(2)         $                       $             $                  $
Proceeds to the Fund (before     $                       $             $                  $
expenses)(3)

(1)  Plus accumulated dividends, if any, from [___], 2003.
(2) The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1934, as amended.
(3)  Offering expenses payable by the Fund are estimated at $[___].

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The Series A Preferred and/or Series B AMPS being offered by this prospectus are being offered by the underwriters listed in this prospectus, subject to prior sale, when, as and if accepted by them and subject to certain conditions. The Fund expects that delivery of any Series A Preferred or Series B AMPS will be made in book-entry form through the facilities of The Depository Trust Company on or about [__], 2004.

                                _______________



[____]
                                                         Gabelli & Company, Inc.
                                _______________

                      The date of this prospectus is [___]


         (continued from previous page)

         Application is expected to be made to list the Series A Preferred on the New York Stock Exchange. If offered, trading of the Series A Preferred on the New York Stock Exchange is expected to commence within 30 days of the date of this prospectus. Prior to this offering, there has been no public market for the Series A Preferred. See "Underwriting."

         The Series B AMPS will not be listed on an exchange. Investors may only buy or sell Series B AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus or in a secondary market maintained by certain broker-dealers should those broker-dealers decide to maintain a secondary market. Broker-dealers are not required to maintain a secondary market in the Series B AMPS and a secondary market may not provide you with liquidity.

         The net proceeds of the offering, which are expected to be $[__], will be invested in accordance with the Fund's investment objective and policies. See "Investment Objective and Policies" beginning on page [__].

         The Fund expects that dividends paid on the Series A Preferred and Series B AMPS will consist of (i) long-term capital gain (gain from the sale of a capital asset held longer than 12 months), (ii) qualified dividend income (dividend income from domestic and certain foreign corporations), and (iii) investment company taxable income (other than qualified dividend income), including interest income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on long-term capital gain is currently 15%, on qualified dividend income is 15%, and on ordinary income is 35%. These tax rates are scheduled to apply through 2008. We cannot assure you, however, as to what percentage of the dividends paid on the Series A Preferred or Series B AMPS will consist of long-term capital gains and qualified dividend income, which are taxed at lower rates for individuals than ordinary income. For a more detailed discussion, see "Taxation."

         Neither the Series A Preferred nor the Series B AMPS may be issued unless each is rated "[__]" by [__] ("[__]"). In addition, the Series B AMPS may not be issued unless it is also rated "[__]" by [__] ("[__]"). In order to keep these ratings, the Fund will be required to maintain a minimum discounted asset coverage with respect to its outstanding Series A Preferred and Series B AMPS under guidelines established by each of [__] and [__]. See "Description of the Series A Preferred and Series B AMPS - Rating Agency Guidelines." The Fund is also required to maintain a minimum asset coverage by the Investment Company Act of 1940. If the Fund fails to maintain any of these minimum asset coverage requirements, the Fund can at its option (and in certain circumstances must) require, in accordance with its governing documents and the requirements of the Investment Company Act of 1940, that some or all of its outstanding preferred shares, including the Series A Preferred and/or Series B AMPS, be sold back to it (redeemed). Otherwise, prior to [__], the Series A Preferred will be redeemable at the option of the Fund only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. Subject to certain notice and other requirements (including those set forth in Section 23(c) of the Investment Company Act of 1940), the Fund at its option may redeem (i) the Series A Preferred beginning on [__], and (ii) the Series B AMPS following the initial dividend period (so long as the Fund has not designated a non-call period). In the event the Fund redeems Series A Preferred, such redemption will be for cash at a redemption price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared). In the event the Fund redeems Series B AMPS, such redemptions will be for cash, generally at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared), though in limited circumstances the Fund's Board of Trustees may also declare a redemption premium.

         This prospectus concisely sets forth important information about the Fund that you should know before deciding whether to invest in Series A Preferred or Series B AMPS. You should read this prospectus and retain it for future reference.

         The Fund has also filed with the Securities Exchange Commission a Statement of Additional Information, dated [__], 2004, which contains additional information about the Fund. The Statement of Additional Information is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page [__] of this prospectus. You may request a free copy of the Statement of Additional Information by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or calling the Fund toll-free at (800) 422-3554. You may also obtain the Statement of Additional Information as well as reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission on the Securities and Exchange Commission's web site (http://www.sec.gov).

         CERTAIN PERSONS PARTICIPATING IN THE OFFERING OF THE SERIES A PREFERRED, IN THE EVENT ANY ARE OFFERED, MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE SERIES A PREFERRED, INCLUDING THE ENTRY OF STABILIZING BIDS, SYNDICATE COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SUMMARY........................................................................1
FINANCIAL HIGHLIGHTS..........................................................22
USE OF PROCEEDS...............................................................23
THE FUND 23
CAPITALIZATION................................................................24
INVESTMENT OBJECTIVE AND POLICIES.............................................25
RISK FACTORS AND SPECIAL CONSIDERATIONS.......................................33
HOW THE FUND MANAGES RISK.....................................................42
MANAGEMENT OF THE FUND........................................................43
PORTFOLIO TRANSACTIONS........................................................46
DIVIDENDS AND DISTRIBUTIONS...................................................46
DESCRIPTION OF THE SERIES A PREFERRED AND SERIES B AMPS.......................48
THE AUCTION OF SERIES B AMPS..................................................59
DESCRIPTION OF CAPITAL SHARES AND OTHER SECURITIES............................62
TAXATION......................................................................64
ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS....................66
CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND
   DIVIDEND-DISBURSING AGENT..................................................67
UNDERWRITING..................................................................69
LEGAL MATTERS.................................................................70
ADDITIONAL INFORMATION........................................................70
PRIVACY PRINCIPLES OF THE FUND................................................70
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS.............................71


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                     SUMMARY

         This is only a summary. You should review the more detailed information contained in this prospectus and the Statement of Additional Information, dated [__], 2004 (the "SAI").


The Fund................................    The Fund is a closed-end non-diversified management investment company organized under the laws of the State of Delaware on August 20, 2003.  The
                                            Fund's outstanding common shares, par value $.001 per share, are listed and traded on the New York Stock Exchange ("NYSE") under the symbol "GDV."  As of [__], the net assets of the Fund were $[__], and the Fund had outstanding [__] common shares.  Prior to the issuance of the Series A
                                            Preferred and/or Series B AMPS offered by this prospectus, the Fund had no preferred shares outstanding.

The Offering............................    The Fund offers by this prospectus, in the aggregate, $[__] of preferred shares of either Series A Preferred or Series B AMPS, or a combination of both such series.  The Series A Preferred and/or Series B AMPS are being offered by [__] and Gabelli & Company, Inc. as underwriters.  Upon issuance, the Series A Preferred and the Series B AMPS will have equal seniority with respect to dividends and liquidation preference.  See
                                            "Description of the Series A Preferred and Series B AMPS."

                                            Series A Preferred.  The Fund is offering [__] shares of ____% Series A
                                            Preferred, par value $.001 per share, liquidation preference $25 per share, at a purchase price of $25 per share.  Dividends on the shares of Series A
                                            Preferred will accumulate from the date on which such shares are issued.
                                            Application [will be/has been] made to list the Series A Preferred on the
                                            NYSE and it is anticipated that trading of the Series A Preferred on the
                                            NYSE will commence within 30 days from the date of this prospectus.

                                            Series B AMPS.  The Fund is offering [__] shares of Series B AMPS, par value $.001 per share, liquidation preference $25,000 per share at a purchase price of $25,000 per share, plus dividends, if any, that have accumulated from the commencement date of the dividend period during which such Series B AMPS is issued.  The Series B AMPS will not be listed on an exchange.  Instead, investors may buy or sell Series B AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund.

                                            Generally, investors in Series A Preferred or Series B AMPS will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company ("DTC") or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the preferred shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of preferred shares.

Investment Objective....................    The Fund's investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income.  No assurance can be given that the Fund will achieve its investment objective.  The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities
                                            (such as common and preferred stock) or other income producing securities
                                            (such as fixed income debt securities and securities that are convertible into common stock).  In addition, under normal market conditions, at least
                                            50% of the Fund's assets will consist of dividend paying equity securities.  The Fund may invest up to 35% of its total assets in the securities of non-U.S. issuers and up to 25% of its total assets in securities of issuers in a single industry.  There is no minimum credit rating for debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in fixed-income nonconvertible securities rated in the lower rating categories of recognized statistical rating agencies or non-rated securities of comparable quality, which are commonly referred to as "junk bonds."  See
                                            "Investment Objective and Policies."

                                            The Investment Adviser's investment philosophy with respect to both equity and debt securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. In making stock selections, the Fund's Investment Adviser looks for securities that have a superior yield, as well as capital gains potential.

Dividends and Distributions.............    Series A Preferred.  Dividends on the Series A Preferred, at the annual rate of ____% of its $25 per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, quarterly on [__], [__], [__] and [__] in each year, commencing on [__].

                                            Series B AMPS.  The holders of Series B AMPS are entitled to receive cash dividends, stated at annual rates of its $25,000 per share liquidation preference, that will vary from dividend period to dividend period.  The table below shows the dividend rate, the dividend payment date and the number of days for the initial dividend period on the Series B AMPS.

                                                                            Dividend
                                                            Initial       Payment Date          Number of Days
                                                           Dividend       for Initial             of Initial
                                                             Rate        Dividend Period        Dividend Period
                                                             ----        ---------------        ---------------
                                            Series B
                                            AMPS........    [___]             [___]                 [___]


                                            For subsequent dividend periods, the Series B AMPS will pay dividends based on a rate set at auctions, normally held weekly. In most instances, dividends are payable weekly, on the first business day following the end of the dividend period. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after the end of the dividend period. The Fund may, subject to certain conditions, designate special dividend periods of more
                                            (or less) than seven days. The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. Dividends on shares of Series B AMPS will be cumulative from the date such shares are issued and will be paid out of legally available funds.

                                            In no event will the dividend rate set at auction for the Series B AMPS exceed the then-maximum rate. The maximum rate for any standard rate period will be (as set forth in the table below) the greater of (i) the applicable percentage of the reference rate or (ii) the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). The applicable percentage and applicable spread will be determined based on the lower of the credit ratings assigned to the Series
                                            B AMPS by [__] and [__].

                                                                  Credit Rating for Series B AMPS
                                                                  -------------------------------

                                                                                    Applicable
                                            [___] Credit       [___] Credit       Percentage of         Applicable
                                              Rating              Rating          Reference Rate          Spread
                                              ------              ------          --------------          ------





                                            See "Description of the Series A Preferred and Series B AMPS Dividends on
                                            the Series B AMPS -- Maximum Rate." For example, calculated as of September
                                            30, 2003 and December 31, 2003, respectively, the maximum rate for the
                                            Series B AMPS (assuming a rating of "[__]" by [__] and "[__]" by [__])
                                            would have been approximately [__]% and [__]%, for dividend periods of 90 days, and approximately [__]% and [__]% for dividend periods of two years.*
                                            There is no minimum rate with respect to any dividend period.

__________________

* Dividend periods presented for illustrative purposes only. Actual dividend periods may be of greater or lesser duration




                                            Any designation of a special dividend period will be effective only if, among other things, proper notice has been given, the auction immediately preceding the special dividend period was not a failed auction and the Fund has confirmed that it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount (as described under
                                            "Description of the Series A Preferred and Series B AMPS -- Rating Agency
                                            Guidelines"). See "Description of the Series A Preferred and Series B AMPS
                                            -- Dividends on the Series B AMPS" and "The Auction of Series B AMPS."

                                            Preferred Share Dividends. Under current law, all preferred shares of the
                                            Fund must have the same seniority as to the payment of dividends.
                                            Accordingly, no full dividend will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative dividends due have not been declared and paid on all outstanding preferred shares of the Fund ranking on a parity with the Series A Preferred and/or Series B AMPS as to the payment of dividends, any dividends being paid on such preferred shares
                                            (including any outstanding Series A Preferred and Series B AMPS) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred shares on the relevant dividend payment date.

                                            In the event that for any calendar year the total distributions on the
                                            Fund's preferred shares exceed the Fund's ordinary income and net capital gain allocable to those shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her preferred shares, thereby increasing the shareholder's potential gain or reducing his or her potential loss on the sale of the shares.

                                            Common Share Dividends. In order to allow its holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a policy, which may be changed at any time by the
                                            Board of Trustees, of paying distributions on its common shares of $.30 per quarter, which is equal to an annual rate of 6% of the offering price per common share. The Fund anticipates making its first dividend payment on
                                            March 25, 2004, a portion of which may constitute a return of capital.

Auction Procedures......................    You may buy, sell or hold Series B AMPS in the auction. The following is a brief summary of the auction procedures, which are described in more detail elsewhere in this prospectus and in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning as set forth in this prospectus or the SAI.

                                            The auctions determine the dividend rate for the Series B AMPS, except that no dividend rate will be higher than the then-maximum rate. See
                                            "Description of the Series A Preferred and Series B AMPS -- Dividends on
                                            the Series B AMPS."

                                            If you own shares of Series B AMPS, you may instruct your broker-dealer to enter one of three kinds of order in the auction with respect to your shares: sell, bid and hold.

                                            If you enter a sell order, you indicate that you want to sell Series B AMPS at $25,000 per share, no matter what the next dividend period's rate will
                                            be.

                                            If you enter a bid (or "hold at a rate") order, which must specify a dividend rate, you indicate that you want to sell Series B AMPS only if the next dividend period's rate is less than the rate you specify.

                                            If you enter a hold order you indicate that you want to continue to own
                                            Series B AMPS, no matter what the next dividend period's rate will be.

                                            You may enter different types of orders for different portions of your
                                            Series B AMPS. You may also enter an order to buy additional Series B AMPS.
                                            All orders must be for whole shares. All orders you submit are irrevocable.
                                            There is a fixed number of Series B AMPS shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the
                                            Series B AMPS and general economic conditions including current interest rates. If you own Series B AMPS and submit a bid order specifying a rate that is higher than the then-maximum rate, your bid order will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold your Series B AMPS, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit an order as a sell order.

                                            If you do not then own Series B AMPS, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above the dividend rate you specify. If you bid for shares you do not already own at a rate higher than the then-maximum rate, your bid will not be considered.

                                            Broker-dealers will submit orders from existing and potential holders of
                                            Series B AMPS to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Series B AMPS. A broker-dealer's failure to submit orders for Series B AMPS held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

                                            The auction agent after each auction for the Series B AMPS will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than one year, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 360, times (ii) 1/4 of 1%, times (iii) $25,000, times (iv) the aggregate number of Series B AMPS shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series B AMPS placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers.

                                            If the number of Series B AMPS shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of Series B AMPS shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rate bids submitted from existing and potential holders, would result in existing and potential holders owning all the Series B AMPS available for purchase in the auction.

                                            If the number of Series B AMPS shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of Series B AMPS shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Series B AMPS for which they submitted sell orders.

                                            The auction agent will not consider a bid above the then-maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to the Series B AMPS and in so doing to help protect the earnings available to pay dividends on the Fund's common shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more shares of Series B AMPS offered for sale than there are buyers for those shares). If broker-dealers submit or are deemed to submit hold orders for all outstanding Series B AMPS, the auction is considered an
                                            "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 90% of the then-current reference rate.

                                            The auction procedures include a pro rata allocation of Series B AMPS shares for purchase and sale. This allocation process may result in an existing holder selling, or a potential holder buying, fewer shares than the number of Series B AMPS shares in its order. If this happens, broker-dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

                                            Settlement of purchases and sales will be made through DTC on the next business day after the auction date (which also is a dividend payment date). Purchasers will pay for their Series B AMPS through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

                                            The first auction for Series B AMPS will be held on [__], the business day preceding the dividend payment date for the initial dividend period.
                                            Thereafter, except during special dividend periods, auctions for Series B
                                            AMPS normally will be held every Tuesday (or the next preceding business day if Tuesday is a holiday), and each subsequent dividend period for the
                                            Series B AMPS normally will begin on the following Wednesday.

                                            If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period. See "The
                                            Auction of Series B AMPS."

Tax Treatment of Preferred
Share Dividends.........................    The Fund expects that dividends paid on the Series A Preferred and Series B
                                            AMPS will consist of (i) long-term capital gain (gain from the sale of a capital asset held longer than 12 months), (ii) qualified dividend income
                                            (dividend income from domestic and certain foreign corporations), and (iii)
                                            investment company taxable income (other than qualified dividend income), including interest income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on long-term capital gain is currently 15%, on qualified dividend income is 15%, and on ordinary income is 35%. These tax rates are scheduled to apply through 2008. We cannot assure you, however, as to what percentage of the dividends paid on the Series A Preferred or
                                            Series B AMPS will consist of long-term capital gains and qualified dividend income, which are taxed at lower rates for individuals than ordinary income. For a more detailed discussion, see "Taxation."
Rating and Asset
Coverage Requirements...................    Series A Preferred.  In order to be issued, the Series A Preferred must receive a rating of "[__]" from [__].  The Fund's Statement of Preferences setting forth the rights and preferences of the Series A Preferred contains certain tests that the Fund must satisfy to obtain and maintain a rating of
                                            "[__]" from [__] on the Series A Preferred. See "Description of the Series
                                            A Preferred and Series B AMPS -- Rating Agency Guidelines."

                                            Series B AMPS. In order to be issued, the Series B AMPS must receive both a rating of "[__]" from [__] and a rating of "[__]" from [__]. As with the
                                            Series A Preferred, the Statement of Preferences setting forth the rights and preferences of the Series B AMPS contains certain tests that the Fund must satisfy to obtain and maintain a rating of "[__]" from [__] and "[__]"
                                            from [__]. See "Description of the Series A Preferred and Series B AMPS --
                                            Rating Agency Guidelines."

                                            Asset Coverage Requirements. Under the asset coverage tests to which each of the Series A Preferred and/or Series B AMPS is subject, the Fund is required to maintain (i) assets having in the aggregate a discounted value greater than or equal to a Basic Maintenance Amount (as described under
                                            "Description of the Series A Preferred and Series B AMPS -- Rating Agency
                                            Guidelines") for each such series calculated pursuant to the applicable rating agency guidelines and (ii) an asset coverage of at least 200% (or such higher or lower percentage as may be required at the time under the
                                            Investment Company Act of 1940 (the "1940 Act")) with respect to all outstanding preferred shares of the Fund, including the Series A Preferred and the Series B AMPS. See "Description of the Series A Preferred and
                                            Series B AMPS -- Asset Maintenance Requirements."

                                            The Fund estimates that if the shares offered hereby had been issued and sold as of December 31, 2003, the asset coverage under the 1940 Act would have been approximately [__]% immediately following such issuance and
                                            (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $[__]). The asset coverage would have been computed as follows:

                                                  value of Fund assets less liabilities not
                                                  constituting senior securities ($[__]) / senior
                                                  securities representing indebtedness plus
                                                  liquidation preference of both classes of
                                                  preferred shares ($[__]), expressed as a
                                                  percentage = [__]%.

                                            The Statement of Preferences for each of the Series A Preferred and the
                                            Series B AMPS, which contain the technical provisions of the various components of the asset coverage tests, will be filed as exhibits to this registration statement and may be obtained through the web site of the
                                            Securities and Exchange Commission (http://www.sec.gov).

Mandatory Redemption....................    The Series A Preferred and the Series B AMPS may be subject to mandatory redemption by the Fund to the extent the Fund fails to maintain the asset coverage requirements in accordance with the rating agency guidelines or the 1940 Act described above and does not cure such failure by the applicable cure date.  If the Fund redeems preferred shares mandatorily, it may, but is not required to, redeem a sufficient number of such shares so that after the redemption the Fund exceeds the asset coverage required by the guidelines of each of the applicable rating agencies and the 1940 Act by 10%.

                                            With respect to the Series A Preferred, any such redemption will be made for cash at a redemption price equal to $25 per share, plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the redemption date.

                                            With respect to the Series B AMPS, any such redemption will be made for cash at a redemption price equal to $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the redemption date, plus, in the case of Series B AMPS having a dividend period of more than one year, any applicable redemption premium determined by the Board of Trustees. See "Description of the Series A Preferred and
                                            Series B AMPS -- Redemption."

                                            In the event of a mandatory redemption, such redemption will be made from the Series A Preferred, the Series B AMPS or other preferred shares of the
                                            Fund in such proportions as the Fund may determine, subject to the limitations of the 1940 Act and Delaware law.

Optional Redemption.....................    Subject to the limitations of the 1940 Act and Delaware law, the Fund may, at its option, redeem the Series A Preferred and/or the Series B AMPS as follows:

                                            Series A Preferred. Commencing [__] and at any time thereafter, the Fund at its option may redeem the Series A Preferred, in whole or in part, for cash at a redemption price per share equal to $25, plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the redemption date. If fewer than all of the shares of the Series A Preferred are to be redeemed, such redemption will be made pro rata in accordance with the number of such shares held. Prior to [__], the Series A Preferred will be subject to optional redemption by the Fund at the redemption price only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of the Series
                                            A Preferred and Series B AMPS -- Redemption -- Optional Redemption of the
                                            Series A Preferred."

                                            Series B AMPS. The Fund at its option generally may redeem Series B AMPS, in whole or in part, at any time other than during a non-call period. The
                                            Fund may declare a non-call period during a dividend period of more than seven days. If fewer than all of the shares of the Series B AMPS are to be redeemed, such redemption will be made pro rata in accordance with the number of such shares held. See "Description of the Series A Preferred and
                                            Series B AMPS -- Redemption -- Optional Redemption of the Series B AMPS."

                                            The redemption price per Series B AMPS share will equal $25,000, plus an amount equal to any accumulated but unpaid dividends thereon (whether or not earned or declared) to the redemption date, plus, in the case of Series
                                            B AMPS having a dividend period of more than one year, any redemption premium applicable during such dividend period. See "Description of the
                                            Series A Preferred and Series B AMPS -- Redemption -- Optional Redemption
                                            of the Series B AMPS."

Voting Rights...........................    At all times, holders of the Fund's preferred shares outstanding (including the Series A Preferred and/or Series B AMPS), voting as a single class, will be entitled to elect two members of the Fund's Board of Trustees, and holders of the preferred shares and common shares, voting as a single class, will elect the remaining trustees.  However, upon a failure by the
                                            Fund to pay dividends on any of its preferred shares in an amount equal to two full years dividends, holders of the preferred shares, voting as a single class, will have the right to elect additional trustees that would then constitute a simple majority of the Board of Trustees until all cumulative dividends on all preferred shares have been paid or provided for.

                                            Holders of outstanding Series A Preferred, Series B AMPS and any other preferred shares will vote separately as a class on certain other matters as required under the applicable Statement of Preferences, the 1940 Act and
                                            Delaware law. Except as otherwise indicated in this prospectus and as otherwise required by applicable law, holders of Series A Preferred and/or
                                            Series B AMPS will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of common shares and any other preferred shares as a single class. See
                                            "Description of the Series A Preferred and Series B AMPS -- Voting Rights."

Liquidation Preference..................    The liquidation preference of each share of Series A Preferred is $25.  The liquidation preference of the Series B AMPS is $25,000 per share.  Upon liquidation, preferred shareholders will be entitled to receive the liquidation preference with respect to their preferred shares plus an amount equal to accumulated but unpaid dividends with respect to such shares (whether or not earned or declared) to the date of distribution.
                                            See "Description of the Series A Preferred and Series B AMPS -- Liquidation
                                            Rights."

Use of Proceeds.........................    The Fund will use the net proceeds from the offering to purchase additional portfolio securities in accordance with its investment objective and policies. See "Use of Proceeds."

Listing of the
Series A Preferred......................    Prior to this offering, there has been no public market for the Series A
                                            Preferred.  Following its issuance (if issued), the Series A Preferred is expected to be listed on the NYSE. However, during an initial period which is not expected to exceed 30 days after the date of its initial issuance, the Series A Preferred will not be listed on any securities exchange and consequently may be illiquid during that period.

Limitation on Secondary Market Trading of
the Series B AMPS.......................    The Series B AMPS will not be listed on an exchange.  Broker-dealers may, but are not obliged to, maintain a secondary trading market in Series B
                                            AMPS outside of auctions. There can be no assurance that a secondary market will provide owners with liquidity. You may transfer Series B AMPS outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or other persons as the Fund permits.

Special Characteristics
and Risks...............................    Risk is inherent in all investing.  Therefore, before investing in the
                                            Series A Preferred or the Series B AMPS you should consider the risks carefully.

                                            Series A Preferred. Primary risks specially associated with an investment in the Series A Preferred include:

                                            Fluctuations in Market Price. The market price for the Series A Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred and other factors. See "Risk Factors and
                                            Special Considerations -- Special Risks of the Series A Preferred --
                                            Fluctuations in Market Price."

                                            Illiquidity Risk. Prior to the offering, there has been no public market for the Series A Preferred. In the event the Series A Preferred is issued, prior application will have been made to list the Series A Preferred on the
                                            NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its issuance, the Series A Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series A Preferred, however, they have no obligation to do so. Consequently, the Series A Preferred may be illiquid during such period. No assurances can be provided that listing on any securities exchange or market making by the underwriters will result in the market for Series A Preferred being liquid at any time. See "Risk Factors and Special Considerations -- Special Risks of the Series A Preferred --
                                            Illiquidity Risk."

                                            Series B AMPS. Primary risks specially associated with an investment in
                                            Series B AMPS include:

                                            Auction Risk. You may not be able to sell your Series B AMPS at an auction if the auction fails, i.e., if there is more Series B AMPS offered for sale than there are buyers for those shares. Also, if you place an order at an auction to retain Series B AMPS only at a specified rate that exceeds the rate set at the auction, you will not retain your Series B AMPS.
                                            Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Series
                                            B AMPS, which could also affect the liquidity of your investment. See "Risk
                                            Factors and Special Considerations -- Special Risks of the Series B AMPS --
                                            Auction Risk."

                                            Secondary Market Sale Risk. If you try to sell your Series B AMPS between auctions, you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that may maintain a secondary trading market for the
                                            Series B AMPS are not required to maintain this market, and the Fund is not required to redeem Series B AMPS if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Series B AMPS is not registered on a stock exchange or the NASDAQ stock market. If you sell your Series B AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period. See "Risk Factors and Special Considerations -- Special
                                            Risks of the Series B AMPS -- Secondary Market Risk."

                                            Both the Series A Preferred and Series B AMPS. An investment in either the
                                            Series A Preferred or Series B AMPS also includes the following primary risks:

                                            General Risks of Preferred Shares. The market value for the Series A
                                            Preferred and/or Series B AMPS will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred or Series B
                                            AMPS and other factors.

                                            The credit rating on the Series A Preferred and/or Series B AMPS could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series A
                                            Preferred and/or Series B AMPS. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the
                                            Series A Preferred and Series B AMPS.

                                            The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to pay dividends on the Series A Preferred and/or Series B AMPS.

                                            The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Series A Preferred and/or Series B AMPS. Further, if
                                            an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio. In such circumstances, the Fund may be forced to mandatorily redeem shares of
                                            Series A Preferred and/or Series B AMPS.

                                            In general, the Fund may redeem your Series B AMPS at any time and may redeem your Series A Preferred at any time after [__], and may at any time redeem shares of either or both series to meet regulatory or rating agency requirements. The Series A Preferred and/or Series B AMPS are subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate than that of the Series A Preferred or Series B AMPS.
                                            Subject to such circumstances, the Series A Preferred and/or Series B AMPS are perpetual.

                                            The Series A Preferred and the Series B AMPS are not obligations of the
                                            Fund. The Series A Preferred and/or Series B AMPS would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Fund, including any senior securities of the Fund representing debt. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series A Preferred and/or Series B AMPS for the full redemption price.

                                            Leverage Risk. The Fund intends to use financial leverage for investment purposes by issuing preferred shares and/or senior securities representing debt. It is currently anticipated that, taking into account the Series A
                                            Preferred and/or Series B AMPS being offered in this prospectus, the amount of leverage will represent approximately [__]% of the Fund's managed assets
                                            (as defined below). The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the Series A Preferred and/or Series B AMPS. Such
                                            volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make dividend payments on the preferred shares or principal or interest payments senior debt securities, or to redeem preferred shares or repay senior debt, when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation."

                                            Because the fee paid to the Investment Adviser will be calculated on the basis of the Fund's net assets, which includes for this purpose assets attributable to the aggregate net asset value of the common shares plus assets attributable to any outstanding preferred shares, with no deduction for the liquidation preference of such preferred shares, the fee may be higher when leverage in the form of preferred shares is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the
                                            Investment Adviser has agreed not to accept an incremental fee on any
                                            Series A Preferred or Series B AMPS, as the case may be, to the extent the
                                            Fund's total return allocable to the common shares fails to meet certain hurdles described under "Management of the Fund -- General. See "Risk
                                            Factors and Special Considerations -- Preferred Shares -- Leverage Risk."

                                            Special Risks to Preferred Shares of Senior Securities Representing Debt.
                                            As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund may issue senior securities representing debt. In the event the Fund were to issue such securities, the Fund's obligations to pay dividends and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the
                                            Fund's obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund's issuance of senior securities representing debt would have the effect of creating special risks for the Fund's preferred shareholders
                                            (including the holders of Series A Preferred and/or Series B AMPS) that would not be present in a capital structure that did not include such securities. See "Risk Factors and Special Considerations -- Preferred
                                            Shares -- Special Risks to Preferred Shares of Senior Securities
                                            Representing Debt."

                                            Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and preferred shares, both by the 1940
                                            Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares (including the Series A Preferred and/or Series B AMPS) to the
                                            extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the
                                            Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxation" in the SAI.

                                            Limited Operating History. The Fund is a non-diversified, closed-end management investment company with a limited operating history. See "Risk
                                            Factors and Special Considerations -- Limited Operating History."

                                            Common Stock Dividend Policy Risk. The Fund has adopted a policy, which may be changed at ant time by the Board of Trustees, of paying a dividend on its common shares of $.30 per quarter, which is equal to an annual rate of
                                            6% of the original issue price of the common shares. In the event investment returns do not provide sufficient amounts to fund such distributions, the Fund may be required to return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund's Series A Preferred and Series B AMPS.
                                            The Fund anticipates making its first dividend payment on March 25, 2004, a portion of which may constitute a return of capital.

                                            Value Investing Risk. The Fund focuses its investments on dividend-paying common and preferred stocks that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. The Fund focuses its investments on dividend-paying common and preferred stocks that the
                                            Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks including the risk of mis-estimation of certain fundamental factors.
                                            In addition, during certain time periods market dynamics may strongly favor
                                            "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. See
                                            "Risk Factors and Special Considerations -- Value Investing Risk."

                                            Non-Diversified Status. As a non-diversified investment company under the
                                            1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See "Risk
                                            Factors and Special Considerations -- Non-Diversified Status."

                                            Market Value and Net Asset Value. The Fund is a closed-end, non-diversified, management investment company. Common shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium or discount from net asset value. Listed common shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of common shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. See "Risk Factors and Special Considerations -- Market Value
                                            and Net Asset Value."

                                            Industry Concentration Risk. The Fund may invest up to 25% of its assets in the securities of companies principally engaged in a single industry. In the event the Fund makes substantial investments in a single industry, the
                                            Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry. See "Risk Factors and Special
                                            Considerations -- Industry Concentration Risk."

                                            Illiquid Securities. The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments.
                                            Unregistered securities are securities that cannot be sold publicly in the
                                            United States without registration under the Securities Act of 1933.
                                            Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. See "Risk
                                            Factors and Special Considerations -- Illiquid Securities."

                                            Foreign Securities Risk. The Fund may invest up to 35% of its total assets in foreign securities. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk Factors and Special Considerations
                                            -- Foreign Securities Risk."

                                            Lower Grade Securities. The Fund may invest up to 10% of its total assets in fixed-income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality.
                                            The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities.
                                            Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as "junk bonds." See "Risk Factors and Special Considerations
                                            -- Lower Grade Securities."

                                            Special Risks of Derivative Transactions. The Fund may participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the
                                            Fund may leave the Fund in a worse position than if it had not used such strategies. See "Risk Factors and Special Considerations -- Special Risks
                                            of Derivative Transactions."

                                            Interest Rate Transactions. The Fund may enter into an interest rate swap or cap transaction with respect to all or a portion of the Series B AMPS.
                                            The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See "Risk Factors and Special
                                            Considerations -- Interest Rate Transactions."

                                            Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See
                                            "Risk Factors and Special Considerations -- Dependence on Key Personnel."

                                            Current Developments. As a result of the terrorist attacks on the World
                                            Trade Center and the Pentagon on September 11, 2001, some of the U.S.
                                            Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Series A Preferred and/or Series B AMPS. See "Risk Factors
                                            and Special Considerations -- Current Developments."

                                            Anti-takeover Provisions. The Fund's governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See
                                            "Anti-takeover Provisions of the Fund's Governing Documents."

                                            Status as a Regulated Investment Company. The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940
                                            Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation"
                                            for a more complete discussion of these and other federal income tax considerations.

Management and Fees.....................    Gabelli Funds, LLC serves as the Fund's Investment Adviser and is compensated for its services and its related expenses at an annual rate of
                                            1.00% of the Fund's average weekly net assets. As used in this prospectus, net assets means the aggregate net asset value of the commons shares (which for purposes of the Investment Adviser's compensation also includes assets attributable to outstanding preferred shares, with no deduction for the liquidation preference of such preferred shares). Notwithstanding the foregoing, the Investment Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Fund's outstanding
                                            Series A Preferred or Series B AMPS, as the case may be, for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series A Preferred, the stated annual dividend rate of such series and (ii) in the case of the
                                            Series B AMPS, the net cost of capital to the Fund with respect to the
                                            Series B AMPS for such year expressed as a percentage (including, without duplication, dividends paid by the Fund on the Series B AMPS and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its Series B AMPS dividend obligations). This waiver will apply to the portion of the Fund's assets attributable to the Series A Preferred and
                                            Series B AMPS, respectively, for so long as any shares of such series remain outstanding. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator. See "Management of the Fund."

                                            The Securities and Exchange Commission, the New York Attorney General and
                                            officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser has received information requests from the New York Attorney General in the form of a subpoena and from the Securities and Exchange Commission in connection with these inquiries. The Investment Adviser and its affiliates have been complying with these requests and have been independently reviewing their mutual fund practices in a variety of areas. For further details regarding the Investment Adviser's ongoing review in connection with these requests, see "Management of the Fund -- Regulatory Matters."

Repurchase of Common Shares and
Anti-takeover Provisions................    The Fund's Board of Trustees expects to authorize the Fund to repurchase its common shares in the open market when the common shares are trading at a discount of 10% or more from net asset value. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See
                                            "Repurchase of Common Shares."

                                            Certain provisions of the Fund's Agreement and Declaration of Trust and
                                            By-Laws (collectively, the "Governing Documents") may be regarded as
                                            "anti-takeover" provisions. Pursuant to these provisions, only one of three classes of trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund are necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. See "Anti-takeover
                                            Provisions of the Fund's Governing Documents."

Custodian, Transfer Agent,
Auction Agent and
Dividend Disbursing Agent...............    [State Street Bank and Trust Company (the "Custodian"), located at 150
                                            Royall Street, Canton, MA 02021], serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the
                                            Custodian holds the Fund's assets in compliance with the 1940 Act.  For its services, the Custodian will receive a monthly fee based upon, among other things,  the average value of the total assets of the Fund, plus certain charges for securities transactions.

                                            [EquiServe Trust Company, N.A., located at P.O. Box 43025, Providence, RI
                                            02940-3025], serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan, and as transfer agent and registrar with respect to the common shares of the Fund.

                                            Series A Preferred. EquiServe will also serve as the transfer agent, registrar, dividend paying agent and redemption agent with respect to the
                                            Series A Preferred.

                                            Series B AMPS. The [Bank of New York] will serve as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B AMPS.

Interest Rate Transactions..............    The Fund may enter into interest rate swap or cap transactions in relation to all or a portion of the Series B AMPS in order to manage the impact on its portfolio of changes on the dividend rate of the Series B AMPS. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for the Series B AMPS that is lower than the Fund would have to pay if it issued fixed rate preferred shares. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

                                            In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series B
                                            AMPS. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, the Fund would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred share dividends when due in accordance with the Statement of
                                            Preferences even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on its preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on its preferred shares.

                                            A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on its outstanding preferred shares or fails to comply with other covenants, the Fund may, at its option (and in certain circumstances mandatorily) consistent with its Governing Documents and the requirements of the 1940 Act, redeem some or all of its preferred shares (including the
                                            Series A Preferred or the Series B AMPS). Such redemption likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could require the Fund to make a termination payment to the counterparty.

                                            The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to the
                                            Series B AMPS in a notional amount in excess of the outstanding amount of the Series B AMPS. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements. See "How the Fund Manages Risk--
                                            Interest Rate Transactions."

Use of Leverage.........................    As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding.
                                            Any such preferred shares may be convertible in accordance with Securities and Exchange Commission staff guidelines, which may permit each fund to obtain leverage at attractive rates. See "Investment Objective and
                                            Policies -- Leveraging." The use of leverage magnifies the impact of changes in net asset value. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. See
                                            "Investment Objective and Policies -- Leveraging."

                              FINANCIAL HIGHLIGHTS

         The table below sets forth selected financial data for a common share outstanding throughout the period(s) presented. The per share operating performance and ratios for the fiscal year ended December 31, 2003 have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.

                                                              Period Ended
                                                           December 31, 2003 (a)
                                                           ---------------------
OPERATING PERFORMANCE:
Net asset value, beginning of period.......................   $    19.06 (b)
                                                              ----------
Net investment loss........................................         ---

Net realized and unrealized gain on investments............        0.20
                                                              ----------
Total from investment operations...........................        0.20
                                                              ----------
                                                              $   19.26
                                                              ==========
NET ASSET VALUE, END OF PERIOD.............................
Net asset value total return*..............................        1.0%
                                                              ==========
Market value, end of period................................   $   20.00
                                                              ==========
Total investment return**..................................         0.0%
                                                              ==========

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................   $1,451,650
Ratio of net investment loss to average net assets.........        (0.04)% (c)
Ratio of operating expenses to average net assets..........        (1.38)% (c)
Portfolio turnover rate....................................          0.4%

___________________
(a) The Gabelli Dividend & Income Trust commenced investment operations on November 28, 2003.
(b) The beginning NAV includes a $0.04 reduction for costs associated with the initial public offering.
(c)  Annualized.
* Based on net asset value per share at commencement of operations of $19.06 per share. Total return for the period of less than one year is not annualized.
**Based on market value per share at initial public offering of $20.00 per share. Total return for the period of less than one year is not annualized.

                                 USE OF PROCEEDS

         The net proceeds of the offering are estimated at approximately $[__], after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.


                                    THE FUND

         The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on August 20, 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund commenced its investment operations on November 28, 2003 and, accordingly, has a limited operating history. The Fund's principal office is located at One Corporate Center, Rye, New York, 10580-1422.

                                 CAPITALIZATION

         The following table sets forth the unaudited capitalization of the Fund as of [__], and its adjusted capitalization assuming the Series A Preferred and/or Series B AMPS offered in this prospectus had been issued.

                                                              As of [__]

                                                         Actual      As adjusted
                                                         ------      -----------
Preferred shares, $0.001 par value, unlimited shares authorized.

     (The "Actual" column reflects the
     Fund's outstanding capitalization
     as of [__]; the "As Adjusted"
     column assumes the issuance of an
     additional [__] shares of Series A
     Preferred and [__] shares of Series
     B AMPS, $25 and $25,000 liquidation
     preference, respectively)........................                   $[___]
                                                       -----------   -----------

   Shareholders' equity applicable to common shares:

   Common shares, $.001 par value per share;
   [__] shares outstanding............................ $

   Paid-in surplus*...................................

   Accumulated net realized loss from investment
   transactions.......................................

   Net unrealized appreciation........................
                                                       -----------   -----------

   Net assets applicable to common shares.............
                                                       -----------   -----------

   Net assets, plus the liquidation preference of
   preferred shares...................................
                                                       ===========   ===========


* As adjusted paid-in surplus reflects a reduction for the sales load and estimated offering cost of the Series A Preferred and/or Series B AMPS issuance of $[___].

     For financial reporting purposes the Fund is required to deduct the liquidation preference of its outstanding preferred shares from "net assets," so long as the preferred shares have redemption features that are not solely within the control of the Fund. For all regulatory purposes, the Fund's preferred shares will be treated as equity (rather than as indebtedness).

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

         The Fund's investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in dividend paying or income producing equity or debt securities.

Investment Methodology of the Fund

         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

         o the Investment Adviser's own evaluations of the private market value (which is defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

         o    the interest or dividend income generated by the securities;

         o    the potential for capital appreciation of the securities;

         o the prices of the securities relative to other comparable securities;

         o whether the securities are entitled to the benefits of call protection or other protective covenants; and

         o the existence of any anti-dilution protections or guarantees of the security.

         The Investment Adviser's investment philosophy with respect to debt and equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer's free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

         Equity Securities. Under normal market conditions the Fund will invest at least 50% of its total assets in dividend paying equity securities, i.e., common stocks and preferred stocks.

         Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred stock back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred stock. Generally speaking the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred stocks, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. Many convertible securities are not investment grade, that is, not rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") and not considered by the Investment Adviser to be of similar quality. There is no minimum credit rating or independent investment limitation for these securities in which the Fund may invest. Preferred stocks and convertible securities may have many of the same characteristics and risks as nonconvertible debt securities. See " -- Lower Grade Securities."

         The Investment Adviser believes that preferred stock and convertible securities of certain companies offer the opportunity for capital appreciation as well as periodic income. This is particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock and convertible securities may trade more like common stock than like fixed income securities, which may result in above average appreciation if the company's performance improves. Even if the credit quality of such a company is not in question, the market price of its convertible securities may reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This can result in the possibility of capital appreciation if the price of the company's common stock recovers.

         Lower Grade Securities. The Fund may invest up to 10% of its total assets in fixed-income nonconvertible securities rated in the lower rating categories of recognized statistical rating agencies or non-rated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than "BBB" by S&P or lower than "Baa" by Moody's (or unrated debt securities of comparable quality) are referred to in the financial press as "junk bonds."

         Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

         Lower grade securities and unrated securities of comparable quality also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

         As part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

         In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         The market for lower grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

         Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of this type which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Temporary Defensive Investments. Under normal market conditions at least 80% of the Fund's assets will consist of "dividend paying securities" i.e., common stock and other equity securities of foreign and domestic companies which have historically paid periodic dividends to holders, or "income securities," i.e., non-dividend paying equity or debt securities having a history of regular payments or accrual of income to holders. However, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See "Management of the Fund -- General." The Fund may find it more difficult to achieve it investment objective during temporary defensive periods.

         Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

         Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in this Prospectus and the SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Forward Foreign Currency Exchange Contracts. Subject to guidelines of the Board of Trustees, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by an underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

         Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

         It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         Foreign Securities. The Fund may invest up to 35% of its total assets in securities of non-U.S. issuers, which are generally denominated in foreign currencies. See "Risk Factors and Special Considerations -- Foreign Securities."

         The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers, which will not be included in this foreign securities limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.

         Industry Concentration. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See "Risk Factors and Special Considerations -- Industry Concentration Risk."

         Leveraging. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding. Any such preferred shares may be convertible in accordance with Securities and Exchange Commission staff guidelines, which may permit each fund to obtain leverage at attractive rates. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. See "Risk Factors and Special Considerations -- Preferred Shares -- Leverage Risk."

         In the event the Fund had both outstanding preferred shares (such as the Series A Preferred or the Series B AMPS) and senior securities representing debt at the same time, the Fund's obligations to pay dividends and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund's obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund's issuance of senior securities representing debt would have the effect of creating special risks for the Fund's preferred shareholders (including the holders of Series A Preferred and/or Series B AMPS) that would not be present in a capital structure that did not include such securities. See "Risk Factors and Special Considerations -- Preferred Shares -- Special Risks to Preferred Shares of Senior Securities Representing Debt."

         Further information on the investment objectives and policies of the Fund are set forth in the SAI.

         Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Fund's Statement of Preferences, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy. The Fund's investment restrictions are more fully discussed under "Investment Restrictions" in the SAI

         Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if the loan is collateralized in accordance with applicable regulatory requirements.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objective and Policies -- Loans of Portfolio Securities" in the SAI.

         Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

         Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

         The portfolio turnover rate of the Fund since it commenced operations on November 28, 2003 was 0.4%. The Fund anticipates that its portfolio turnover rate will generally not exceed 100%.

         Further information on the investment objective and policies of the Fund are set forth in the SAI.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Preferred Shares

Special Risks of the Series A Preferred

         Fluctuations in Market Price. The market price for the Series A Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred and other factors.

         Illiquidity Risk. Prior to the offering, there has been no public market for the Series A Preferred. In the event the Series A Preferred is issued, prior application will have been made to list the Series A Preferred on the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its issuance, the Series A Preferred will not be listed on any securities exchange. During such period, the underwriters intend to make a market in the Series A Preferred, however, they have no obligation to do so. Consequently, the Series A Preferred may be illiquid during such period. No assurances can be provided that listing on any securities exchange or market making by the underwriters will result in the market for Series A Preferred being liquid at any time.

Special Risks of the Series B AMPS

         Auction Risk. You may not be able to sell your Series B AMPS at an auction if the auction fails, i.e., if there is more Series B AMPS offered for sale than there are buyers for those shares. Also, if you place an order at an auction to retain Series B AMPS only at a specified rate that exceeds the rate set at the auction, you will not retain your Series B AMPS. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Series B AMPS, which could also affect the liquidity of your investment. See "Description of the Series A Preferred and Series B AMPS" and "The Auction of Series B AMPS."

         Secondary Market Sale Risk. If you try to sell your Series B AMPS between auctions, you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that may maintain a secondary trading market for the Series B AMPS are not required to maintain this market, and the Fund is not required to redeem Series B AMPS if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Series B AMPS is not registered on a stock exchange or the NASDAQ stock market. If you sell your Series B AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.

Risks Associated With Both the Series A Preferred and Series B AMPS

         General Risks of Preferred Shares. There are a number of risks associated with an investment in the Series A Preferred or Series B AMPS.

         The market value for the Series A Preferred and/or Series B AMPS will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred or Series B AMPS and other factors.

         The credit rating on the Series A Preferred and/or Series B AMPS could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Series A Preferred and/or Series B AMPS. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series A Preferred and Series B AMPS.

         The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to pay dividends on the Series A Preferred and/or Series B AMPS.

         The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Series A Preferred and/or Series B AMPS. Further, if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio. In such circumstances, the Fund may be forced to mandatorily redeem shares of Series A Preferred and/or Series B AMPS.

         In general, the Fund may redeem your Series B AMPS at any time and may redeem your Series A Preferred at any time after [__], and may at any time redeem shares of either or both series to meet regulatory or rating agency requirements. The Series A Preferred and/or Series B AMPS are subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate than that of the Series A Preferred or Series B AMPS. Subject to such circumstances, the Series A Preferred and/or Series B AMPS are perpetual.

         The Series A Preferred and the Series B AMPS are not obligations of the Fund. The Series A Preferred and/or Series B AMPS would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Fund, including any senior securities of the Fund representing debt. Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Series A Preferred and/or Series B AMPS for the full redemption price.

         Leverage Risk. The Fund intends to use financial leverage for investment purposes by issuing preferred shares and/or senior securities representing debt. It is currently anticipated that, taking into account the Series A Preferred and/or Series B AMPS being offered in this prospectus, the amount of leverage will represent approximately [__]% of the Fund's managed assets (as defined below). The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the Series A Preferred and/or Series B AMPS. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make dividend payments on the preferred shares or principal or interest payments senior debt securities, or to redeem preferred shares or repay senior debt, when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation."

         Because the fee paid to the Investment Adviser will be calculated on the basis of the Fund's net assets, which includes for this purpose assets attributable to the aggregate net asset value of the common shares plus assets attributable to any outstanding preferred shares, with no deduction for the liquidation preference of such preferred shares, the fee may be higher when leverage in the form of preferred shares is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed not to accept an incremental fee on any Series A Preferred or Series B AMPS, as the case may be, to the extent the Fund's total return allocable to the common shares fails to meet certain hurdles described under "Management of the Fund - General.

         Special Risks to Preferred Shares of Senior Securities Representing Debt. As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund may issue senior securities representing debt. In the event the Fund were to issue such securities, the Fund's obligations to pay dividends and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund's obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund's issuance of senior securities representing debt would have the effect of creating special risks for the Fund's preferred shareholders (including the holders of Series A Preferred and/or Series B AMPS) that would not be present in a capital structure that did not include such securities.

         Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares (including the Series A Preferred and/or Series B AMPS) to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxation" in the SAI.

Limited Operating History

         The Fund is a non-diversified, closed-end management investment company with a limited operating history.

Common Stock Dividend Policy Risk.

         The Fund has adopted a policy, which may be changed at ant time by the Board of Trustees, of paying a dividend on its common shares of $.30 per quarter, which is equal to an annual rate of 6% of the original issue price of the common shares. In the event investment returns do not provide sufficient amounts to fund such distributions, the Fund may be required to return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund's Series A Preferred and Series B AMPS. The Fund anticipates making its first dividend payment on March 25, 2004, a portion of which may constitute a return of capital.

Value Investing Risk

         The Fund focuses its investments on dividend-paying common and preferred stocks that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Non-Diversified Status

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to conduct its operations so as to qualify as a "regulated investment company," or RIC, for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify as a "regulated investment company," among other requirements, the Fund will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year:

         o not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses; and

         o at least 50% of the market value of the Fund's assets will be represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer.

         As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

[Market Value and Net Asset Value

         The Fund is a closed-end, non-diversified, management investment company. Common shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium or discount from net asset value. Listed common shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of common shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease.]

Industry Concentration Risk

         The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund chose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Illiquid Securities

         The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

Foreign Securities Risk

         The Fund may invest up to 35% of its total assets in the securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Fund does not have an independent limit on the amount of its assets that it may invest in the securities of foreign issuers.

         The Fund also may purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Lower Grade Securities

         The Fund may invest up to 10% of its total assets in nonconvertible preferred stock or debt securities rated in the lower rating categories of recognized statistical rating agencies or unrated securities of comparable quality, and an unlimited percentage of it assets in convertible bonds of such quality. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

         o    greater volatility;

         o    greater credit risk and risk of default;

         o potentially greater sensitivity to general economic or industry conditions;

         o    potential lack of attractive resale opportunities (illiquidity);
              and

         o    additional expenses to seek recovery from issuers who default.

         In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

         Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         As a part of its investments in lower grade fixed-income securities, the Fund may invest in the securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers' securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

         For a further description of lower grade securities and the risks associated therewith, see "Investment Objective and Policies -- Certain Investment Practices -- Lower Grade Securities". For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Special Risks of Derivative Transactions

         Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

         o dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         o the possible absence of a liquid secondary market for any particular instrument at any time;

         o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

         o    the creditworthiness of counterparties.

         Futures Transactions. The Fund may invest without limit in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

         o no assurance that futures contracts or options on futures can be offset at favorable prices;

         o possible reduction of the return of the Fund due to the use of hedging;

         o possible reduction in value of both the securities hedged and the hedging instrument;

         o possible lack of liquidity due to daily limits or price fluctuations;

         o imperfect correlation between the contracts and the securities being hedged; and

         o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

         Forward Currency Exchange Contracts. There is no independent limit on the Fund's ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

For a further description of such derivative investments, see "Investment Objective and Policies -- Additional Investment Practices" in the SAI.

Interest Rate Transactions

         The Fund may enter into an interest rate swap or cap transaction with respect to all or a portion of the Series B AMPS. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See "How the Fund Manages Risk -- Interest Rate Transactions."

Dependence on Key Personnel

         The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Current Developments

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Series A Preferred and/or Series B AMPS.

Anti-takeover Provisions

         The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-takeover Provisions of the Fund's Governing Documents.

Status as a Regulated Investment Company

         The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other federal income tax considerations.


                            HOW THE FUND MANAGES RISK

Investment Restrictions

          The Fund has adopted certain investment limitations, some of which are fundamental policies of the Fund, designed to limit investment risk and maintain portfolio diversification. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In, addition, pursuant to the Fund's Statement of Preferences, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy. The Fund may become subject to guidelines that are more limiting than its current investment restrictions in order to obtain and maintain ratings from [__] or [__] on its preferred shares.

Interest Rate Transactions

         The Fund may enter into interest rate swap or cap transactions in relation to all or a portion of the Series B AMPS in order to manage the impact on its portfolio of changes in the dividend rate of the Series B AMPS. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for the Series B AMPS that is lower than the Fund would have to pay if it issued fixed rate preferred shares.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series B AMPS. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred share dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on the Series B AMPS. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Series B AMPS. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Series B AMPS. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Statement of Preferences, if the Fund fails to maintain the required asset coverage on the outstanding preferred shares (including the Series B AMPS) or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund may also choose to redeem some or all of the Series B AMPS at any time. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund does not presently intend to enter into interest rate swap or cap transactions relating to Series B AMPS in a notional amount in excess of the outstanding amount of the Series B AMPS. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.


                             MANAGEMENT OF THE FUND

General

         The Fund's Board of Trustees (who, with the Fund's officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory contract with the Fund, the Investment Adviser, under the supervision of the Fund's Board, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets. As used in this prospectus, net assets means the aggregate net asset value of the common shares (which includes for this purpose assets attributable to outstanding preferred shares, if any, with no deduction for the liquidation preference of such preferred shares). However, the Investment Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of, as the case may be, its outstanding Series A Preferred and/or Series B AMPS for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series A Preferred, the stated annual dividend rate of such series and (ii) in the case of the Series B AMPS, the net cost of capital to the Fund with respect to the Series B AMPS for such year expressed as a percentage (including, without duplication, dividends paid by the Fund on the Series B AMPS and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its Series B AMPS dividend obligations). This waiver will apply to the portion of the Fund's assets attributable to the Series A Preferred and Series B AMPS Preferred, respectively, for so long as any shares of such series remain outstanding.

The Investment Adviser

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of September 30, 2003, the Investment Adviser acted as registered investment adviser to [__] management investment companies with aggregate net assets of $[__]billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $[__]billion as of [__]. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $[__] billion under management as of [__]. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Funds (money market funds) and separate accounts having aggregate assets of $[__] billion under management as of [__]. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of $[__] million under management as of [__].

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

Payment of Expenses

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the investment advisory agreement between the Fund and the Investment Adviser (the "Advisory Agreement"), including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value), as well as the fees of all trustees of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, offering expenses, expenses for legal and independent accountants' services, costs of printing proxies, share certificates and shareholder reports, charges of the custodian, any subcustodian, auction agent, transfer agent(s) and dividend paying agent, expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, Security and Exchange Commission fees, fees and expenses of unaffiliated directors, accounting and pricing costs, including costs of calculating the net asset value of the Fund, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

Selection of Securities Brokers

         The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

         Mario J. Gabelli currently leads the investment team responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Investment Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for a number of other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; Vice Chairman of the Board of Lynch Corporation, a diversified manufacturing company, and Vice Chairman of the Board and Chief Executive Officer of Lynch Interactive Corporation, a multimedia and communications services company.

         Barbara G. Marcin serves as a senior portfolio manager for the Fund. Ms. Marcin joined Gabelli Asset Management Inc. in 1999 to manage larger capitalization value style portfolios. Ms. Marcin currently serves as the portfolio manager of the Gabelli Blue Chip Value Fund. Prior thereto, she worked at Citibank Global Asset Management where she was head of value investments and was a member of the Global Investment Policy Committee and co-Chair of the U.S. Equity Policy Committee. Prior to joining Citibank, she worked at Fiduciary Trust Company for ten years as a portfolio manager and as an analyst in the Personal Financial Management Group at EF Hutton. Ms. Marcin received a M.B.A. from Harvard University and a B.A. from the University of Virginia.

Non-resident Trustees

         Karl Otto Pohl, Anthonie C. van Ekris and Mario d'Urso, trustees of the Fund, reside outside the United States and all or a significant portion of their assets are located outside the United States. None of these trustees has an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against either director in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against either trustee in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States.

Sub-Administrator

         The Investment Adviser has entered into a sub-administration agreement with PFPC Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, .0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Regulatory Matters

         The Securities and Exchange Commission, the New York Attorney General and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser has received information requests from the Securities and Exchange Commission and a subpoena from the New York Attorney General in connection with these inquiries. The Investment Adviser and its affiliates have been complying with these requests and have been independently reviewing their mutual fund practices in a variety of areas. The Investment Adviser has not found any information that it believes would be material to the ability of the Investment Adviser to fulfill its obligations under the Advisory Agreement. More specifically, the Investment Adviser has not found any evidence of facilitating trading in the Gabelli mutual funds after the 4:00 p.m. pricing time or of improper short-term trading in these funds by its investment professionals or senior executives. The Investment Adviser has found that one investor, which had been engaged in short term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and which had subsequently made an investment in a hedge fund managed by an affiliate of the Investment Adviser, was banned from the mutual fund only after certain other investors were banned. The Investment Adviser believes that this relationship was not material to the Investment Adviser. Inasmuch as both the Investment Adviser's review of its mutual fund practices and the governmental probes of the mutual fund industry are ongoing, no assurance can be provided that additional facts will not come to light in the course of its review that may be material to the Investment Adviser or that the Investment Adviser will not become the subject of enforcement or other proceedings by the Securities and Exchange Commission or the New York Attorney General. In light of the current turmoil in the mutual fund industry arising from the late trading, improper market timing and employee trading problems, there can be no assurance that any such action could not have an adverse impact on the Investment Adviser or on its ability to fulfill its obligations under the Advisory Agreement.

                             PORTFOLIO TRANSACTIONS

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

                           DIVIDENDS AND DISTRIBUTIONS


         The Fund has a policy, which may be modified at any time by its Board of Trustees, of paying quarterly distributions on its common shares. The Fund has adopted a policy, which may be changed at any time by the Board of Trustees, of paying distributions on each share of $.30 per quarter, which is equal to an annual rate of 6% of the offering price per common share. This policy permits holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell shares. To avoid paying income tax at the corporate level, the Fund will distribute substantially all of its investment company taxable income and net capital gains.

         The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although, as previously mentioned, the Fund intends to distribute substantially all of its net capital gain each year. In the event that the Fund's investment company taxable income and net capital gains exceed the total of the Fund's quarterly distributions and the amount of distributions on any preferred shares issued by the Fund, the Fund intends to pay such excess once a year. If, for any calendar year, the total quarterly distributions and the amount of distributions on any preferred shares issued by the Fund exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in his or her shares. Any distributions to the holders of preferred shares which constitute tax-free return of capital will reduce a shareholder's tax basis in such preferred shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the preferred shares. Any amounts distributed to a preferred shareholder in excess of the basis in the preferred shares will generally be taxable to the shareholder as capital gain. See "Taxation."

         In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. The Fund's current policy is to make quarterly distributions to holders of its common shares. The exemption also permits the Fund to make such distributions with respect to its preferred shares, if any, in accordance with such shares' terms.


                      DESCRIPTION OF THE SERIES A PREFERRED
                                AND SERIES B AMPS

         The Fund offers by this prospectus, in the aggregate, $[__] million of preferred shares of either Series A Preferred or Series B AMPS, or a combination of both such series. The following is a brief description of the terms of each of the Series A Preferred and the Series B AMPS. This description does not purport to be complete and is qualified by reference to the Fund's Declaration of Trust and Statements of Preferences (the Fund's Governing Documents), including the provisions of the Statement of Preferences establishing each of the Series A Preferred and the Series B AMPS. For complete terms of the Series A Preferred or the Series B AMPS, including definitions of terms used in this prospectus, please refer to the actual terms of such series, which are set forth in the applicable Statement of Preferences.

General

         Under its Governing Documents, the Fund is authorized to issue up to [__] preferred shares as Series A Preferred and up to [__] preferred shares as Series B AMPS. No fractional shares of either series will be issued. The Board of Trustees reserves the right to issue additional preferred shares, including Series A Preferred or Series B AMPS, or senior securities representing debt from time to time, subject to the restrictions in the Fund's Governing Documents and the 1940 Act.

         If and when issued, the Series A Preferred will have a liquidation preference of $25 per share and the Series B AMPS will have a liquidation preference of $25,000 per share. Upon a liquidation, each holder of Series A Preferred or Series B AMPS will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund's creditors but before any distributions with respect to the Fund's common shares or any other shares of the Fund ranking junior to the Series A Preferred and Series B AMPS as to liquidation payments) an amount per share equal to such share's liquidation preference plus any accumulated but unpaid dividends (whether or not earned or declared, excluding interest thereon) to the date of distribution and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. The Series A Preferred and the Series B AMPS will rank on a parity with any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation, and will be junior to the Fund's obligations with respect to any outstanding senior securities representing debt. Series A Preferred and Series B AMPS each carry one vote per share on all matters on which such shares are entitled to vote. The Series A Preferred and the Series B AMPS will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board of Trustees may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of shares senior to the Series A Preferred and/or Series B AMPS.

Rating Agency Guidelines

          Upon issuance, both the Series A Preferred and the Series B AMPS will be rated "[__]" by [__]. In addition, the Series B AMPS will also be rated "[__]" by [__]. The Fund is required under [__] and [__] guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares, including any outstanding Series A Preferred or Series B AMPS, with respect to the separate guidelines [__] and [__] has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The [__] and [__] guidelines also impose certain diversification requirements and industry concentration limitations on the Fund's overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The "Basic Maintenance Amount" is equal to (i) the sum of (a) the aggregate liquidation preference of the preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid dividends (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unpaid dividends on the Fund's common shares) less (ii) the Fund's (a) cash and (b) assets consisting of indebtedness which
(x) is to mature prior to or on the date of redemption or repurchase of the preferred shares, (y) are U.S. Government Obligations or evidences of indebtedness rated at least "[__]", "[__]", "[__]" or "[__]" by [__] or "[__]",
"[__]" or "[__]" by [__], and (z) is held by the Fund for the payment of dividends or distributions, the amounts needed to redeem or repurchase preferred shares, or the Fund's liabilities.

         If the Fund does not timely cure a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the Series A Preferred or the Series B AMPS at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, including the Series A Preferred or the Series B AMPS, as described below under " -- Redemption."

         The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by [__] or [__]. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency's ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the Series A Preferred or the Series B AMPS at the request of the Fund may, at any time, change or withdraw any such rating. The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by [__] and/or [__], as the case may be, is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by [__] and/or [__] (or such other rating agency then rating the Series A Preferred and/or Series B AMPS at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the Series A Preferred and/or the Series B AMPS.

         The Board of Trustees may amend the Statement of Preferences definition of "Maximum Rate" (the "maximum rate" as defined below under " -- Dividends on the Series B AMPS -- Maximum Rate") to increase the percentage amount by which the applicable reference rate is multiplied to determine the maximum rate without the vote or consent of the holders of Series B AMPS or any other shareholder of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet applicable rating agency asset coverage tests immediately following any such increase

         As described by [__] and [__], the ratings assigned to the Series A Preferred and the Series B AMPS are assessments of the capacity and willingness of the Fund to pay the obligations of each of the Series A Preferred and the Series B AMPS. The ratings on the Series A Preferred and the Series B AMPS are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of Series A Preferred or Series B AMPS will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to [__] and [__] by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

         The rating agency guidelines will apply to the Series A Preferred or Series B AMPS, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to [__] and [__] for rating the Series A Preferred and the Series B AMPS.

Asset Maintenance Requirements

         In addition to the requirements summarized under " -- Rating Agency Guidelines" above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. The 1940 Act requirements are summarized below.

         The Fund will be required under the Statement of Preferences for each of the Series A Preferred and/or Series B AMPS to determine whether it has, as of the last business day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are stock, including any outstanding Series A Preferred and the Series B AMPS. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, in the case of the Series A Preferred, or 10 business days, in the case of the Series B AMPS, (including the Series A Preferred or Series B AMPS) the Fund may, and in certain circumstances will be required to, mandatorily redeem the number of preferred shares sufficient to satisfy such asset coverage. See " -- Redemption" below.

         If the shares of Series A Preferred and/or Series B AMPS offered hereby had been issued and sold as of [__], the asset coverage required under the 1940 Act (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $[__]), would have been computed as follows:

            value of Fund assets less liabilities not constituting senior securities ($[__]) / senior securities representing indebtedness plus liquidation preference of each class of preferred shares ($[__]) expressed as a percentage = [__]%.

Dividends on the Series A Preferred

         Upon issuance of the Series A Preferred (if issued), holders of shares of Series A Preferred will be entitled to receive, when, as and if declared by the Board of Trustees of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate of ____% (computed on the basis of a 360-day year consisting of twelve 30-day months) of the liquidation preference of $25 per share, payable quarterly on [__],[__],[__]and [__]each year or, if any such day is not a business day, the immediately succeeding business day. Such dividends will commence on [__], and will be payable to the persons in whose names the shares of Series A Preferred are registered at the close of business on the fifth preceding business day.

         Dividends on the shares of Series A Preferred will accumulate from the date on which such shares are issued.

Dividends on the Series B AMPS

         General. Upon issuance of the Series B AMPS (if issued), the holders of Series B AMPS will be entitled to receive cash dividends stated at annual rates as a percentage of its $25,000 per share liquidation preference, that will vary from dividend period to dividend period. The dividend rate for the initial dividend period for any Series B AMPS offered in this prospectus will be the rate set out on the cover of this prospectus. For subsequent dividend periods, the Series B AMPS will pay dividends based on a rate set at the auction, normally held weekly, but the rates set at the auction will not exceed the maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, dividends are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as "special dividend periods," as described below.

         Dividend Payments. Except as described below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See " -- Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

         Dividends on Series B AMPS will be paid on the dividend payment date to holders of record as their names appear on the Fund's share ledger or share records on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's share ledger or share records on a date not more than 15 days before the payment date, as the Fund's Board of Trustees may fix.

         The dividend paying agent, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of the Series B AMPS. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to Series B AMPS holders in same-day funds, these shareholders will not have funds available until the next business day.

         Dividend Rate Set at Auction. The Series B AMPS pay dividends based on a rate set at auction at which Series B AMPS may be bought and sold. The auction usually is held weekly, but may be held more or less frequently. The Bank of New York, the auction agent, reviews orders from broker-dealers on behalf of existing holders who wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders who wish to buy Series B AMPS. The auction agent then determines the lowest dividend rate that will result in all of the Series B AMPS continuing to be held. See "The Auction of Series B AMPS."

         If an auction is not held because an unforeseen event, or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

         Determination of Dividend Rates. The Fund computes the dividends per share by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by $25,000 to arrive at the dividend per share.

         Maximum Rate. The dividend rate that results from an auction for the Series B AMPS will not be greater than the applicable "maximum rate." The maximum rate for any standard rate period will be (as set forth in the table below) the greater of (i) the applicable percentage of the reference rate or
(ii) the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). The applicable percentage and applicable spread will be determined based on the lower of the credit ratings assigned to the Series B AMPS by [__] and [__].

                         Credit Rating for Series B AMPS
                         -------------------------------


      [__]                [__]              Applicable          Applicable
 Credit Rating          Credit Rating       Percentage            Spread
 -------------          -------------       ----------            ------

      [__]                  [__]                [__]               [__]
      [__]                  [__]                [__]               [__]
      [__]                  [__]                [__]               [__]
      [__]                  [__]                [__]               [__]
      [__]                  [__]                [__]               [__]

         The "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable dividend period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all dividend periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, that if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. government securities selected by the Fund.

         There is no minimum dividend rate in respect of any dividend period.

         Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any dividend for the Series B AMPS in a timely manner, but the Fund cures the failure and pays any late charge before 12:00 noon, New York City time on the third business day following the date the failure occurred, no default will be deemed to have occurred and the dividend rate for the dividend period immediately following the dividend with respect to which the dividend payment default would otherwise have occurred will be the applicable rate set at the auction for such dividend period.

         However, if the Fund does not effect a timely cure, the dividend rate for the Series B AMPS for such default period, and any subsequent dividend period for which such default is continuing, will be the default rate. In the event the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then-maximum rate (for any subsequent dividend period for which such default is continuing).

         The default rate means 300% of the applicable LIBOR Rate for a dividend period of 364 days or fewer and 300% of the applicable Treasury Index Rate for a dividend period of longer than 364 days. Late charges are also calculated at the applicable default rate.

         Designation of Special Dividend Periods. The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its common shares. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if shares of Series B AMPS are sold in the secondary market.

         Any designation of a special dividend period will be effective only if
(i) notice thereof will have been given as provided for in the Governing Documents, (ii) any failure to pay in a timely matter to the auction agent the full amount of any dividend on, or the redemption price of, the Series B AMPS will have been cured as provided for in the Governing Documents, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund will have mailed a notice of redemption with respect to Series B AMPS, the Fund will have deposited with the paying agent all funds necessary for such redemption, and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount (as defined below), and the Fund has consulted with the broker-dealers for the Series B AMPS and has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the Series B AMPS at the request of the Fund.

         The dividend payment date for any special dividend period will be the first business day after the end of the special dividend period. In addition, for special dividend periods of (x) at least 91 days but not more than one year, dividend payment dates will occur on the 91st, 181st and 271st days within such dividend period, if applicable, and on the business day following the last day of such dividend period and (y) of more than one year, dividend payment dates will occur on each March 26, June 26, September 26 and December 26 during the special dividend period.

         Before the Fund designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

         See the SAI for more information.

Restrictions on Dividends and Other Distributions for the Series A Preferred and the Series B AMPS

         So long as any Series A Preferred or Series B AMPS is outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series A Preferred and/or Series B AMPS as to the payment of dividends and the distribution of assets upon liquidation), unless:

         o the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative dividends on the Fund's preferred shares, including the Series A Preferred and/or Series B AMPS, due on or prior to the date of such common share dividend or distribution;

         o the Fund has redeemed the full number of shares of Series A Preferred and/or Series B AMPS to be redeemed pursuant to any mandatory redemption provision in the Fund's Governing Documents; and

         o after paying the dividend, the Fund meets applicable asset coverage requirements described under " -- Rating Agency Guidelines" and " -- Asset Maintenance Requirements."

         No full dividend will be declared or paid on the Series A Preferred or Series B AMPS for any dividend period, or part thereof, unless full cumulative dividends due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with the Series A Preferred and Series B AMPS as to the payment of dividends have been or contemporaneously are declared and paid. If full cumulative dividends due have not been paid on all outstanding preferred shares of the Fund ranking on a parity with the Series A Preferred and/or Series B AMPS as to the payment of dividends, any dividends being paid on the preferred shares (including the Series A Preferred and/or Series B AMPS) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of preferred shares on the relevant dividend payment date. The Fund's obligation to pay dividends on the Series A Preferred and/or Series B AMPS will be subordinate to its obligations to pay interest and principal, when due, on any of the Fund's senior securities representing debt.

Redemption

         Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares (including, at its discretion, the Series A Preferred or Series B AMPS) in the event that:

         o the Fund fails to maintain the asset coverage requirements specified under the 1940 Act and such failure is not cured on or before 60 days, in the case of the Series A Preferred, or 10 business days in the case of the Series B AMPS following such failure; or

         o the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

         The redemption price for shares of each of the Series A Preferred and Series B AMPS subject to mandatory redemption will be, respectively, $25 per share and $25,000 per share, in each case plus an amount equal to any accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of Series B AMPS having a dividend period of more than one year) any applicable redemption premium determined by the Board of Trustees.

         The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage). In addition, as discussed under " -- Optional Redemption" below, the Fund generally may exercise its optional redemption rights with respect to the Series B AMPS at any time.

         If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

         If fewer than all of the Fund's outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the 1940 Act and Delaware law, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If less than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

         Optional Redemption of the Series A Preferred. Prior to [__], the shares of Series A Preferred are not subject to optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Code. Commencing on [__], and thereafter, the Fund may at any time redeem shares of Series A Preferred in whole or in part for cash at a redemption price per share equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the 1940 Act and Delaware law.

         Optional Redemption of the Series B AMPS. The Fund may, at its option, redeem the Series B AMPS, in whole or in part, at any time following the initial dividend period so long as the Fund has not designated a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of Series B AMPS having a dividend period of one year or less, the redemption price per share will equal $25,000 plus an amount equal to any accumulated but unpaid dividends thereon (whether or not earned or declared) to the redemption date, and in the case of Series B AMPS having a dividend period of more than one year, for the redemption price plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under " -- Redemption Procedures" and the limitations of the 1940 Act and Delaware law.

         Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), in the case of the Series A Preferred, and not less than 7 days in the case of the Series B AMPS, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated dividends to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

         The holders of Series A Preferred or Series B AMPS will not have the right to redeem their shares of the Fund at their option.

Liquidation Rights

         Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of Series A Preferred or Series B AMPS then outstanding will be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the common shares or any other class of shares of the Fund ranking junior to the Series A Preferred or Series B AMPS as to liquidation payments, a liquidation distribution in the amount of $25 per share, in the case of the Series A Preferred, or $25,000 per share, in the case of the Series B AMPS, in either case plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding preferred shares of the Fund ranking on a parity with the Series A Preferred and/or Series B AMPS as to payment upon liquidation will be insufficient to permit the payment in full to such holders of the Series A Preferred and/or Series B AMPS and other parity preferred shares of the amounts due upon liquidation with respect to such shares, then such available assets will be distributed among the holders of the Series A Preferred, the Series B AMPS and such other parity preferred shares ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the liquidation payments due to holders of the Series A Preferred and/or Series B AMPS and such other parity preferred shares have been paid in full, no dividends or distributions will be made to holders of the common shares or any other shares of the Fund ranking junior to the Series A Preferred and/or Series B AMPS and other parity preferred shares as to liquidation and junior to any senior securities representing debt.

Voting Rights

         Except as otherwise stated in this prospectus, specified in the Fund's Governing Documents or resolved by the Board of Trustees or as otherwise required by applicable law, holders of the Series A Preferred and/or Series B AMPS shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class.

         In connection with the election of the Fund's trustees, holders of the outstanding Series A Preferred, Series B AMPS and the other series of preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund's trustees, and the remaining trustees will be elected by holders of common shares and holders of the Series A Preferred, Series B AMPS and other series of preferred shares, voting together as a single class. In addition, if (i) at any time dividends on the outstanding Series A Preferred, Series B AMPS and/or any other preferred shares are unpaid in an amount equal to at least two full years dividends thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the trustees of the Fund under the 1940 Act or the Statements of Preferences creating such shares, then the number of trustees constituting the Board of Trustees will be increased such that, when added to the two trustees elected exclusively by the holders of the Series A Preferred, Series B AMPS and other series of preferred shares as described above, would then constitute a simple majority of the Board as so adjusted. Such additional trustees will be elected by the holders of the Series A Preferred, Series B AMPS and the other series of preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than 10 or more than 20 days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter pays or declares and sets apart for payment in full all dividends payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional trustees elected by the holders of the preferred shares (but not of the trustees with respect to whose election the holders of common shares were entitled to vote or the two trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate.

         In the event the Fund issues senior securities representing debt, preferred shareholders may not be able to exercise certain of their special voting rights under certain circumstances when they would otherwise be entitled to do so. Under the 1940 Act the holders of senior securities representing debt are entitled to special voting rights under certain circumstances and these special voting rights would take precedence over the special voting rights of the preferred shares. Specifically, under the 1940 Act the terms of any senior securities representing debt must provide either (i) for an event of default to be deemed to have occurred with respect to such senior debt in the event the issuer has had asset coverage of less than 100% for 24 consecutive months or (ii) for the senior debt holders to be entitled to elect a majority of the issuer's board in the event such senior debt has had asset coverage of less than 100% for 12 consecutive calendar months, with such voting right to continue until the senior debt has had asset coverage of 110% or more for three consecutive calendar months.

         In the event the Fund were to issue senior securities representing debt with the special voting rights described in (ii) above, it is possible that preferred shareholders would not be entitled to exercise their right to elect a majority of the board despite all predicate events for such rights having occurred.

         So long as shares of Series A Preferred or Series B AMPS are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the preferred shares outstanding at the time (including the Series A Preferred or Series B AMPS, as applicable) and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the Fund's Governing Documents, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Governing Documents with respect to such preferred shares. Also, to the extent permitted under the 1940 Act, in the event preferred shares of more than one series are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affect the contract rights expressly set forth in the Governing Documents with respect to such shares of a series of preferred shares (such as the Series A Preferred or Series B AMPS) differently than those of a holder of any other series of preferred shares without the affirmative vote of the holders of at least a majority of the preferred shares of each series materially adversely affected and outstanding at such time (each such adversely affected series voting separately as a class to the extent its rights are affected differently). The Fund's issuance of senior securities representing debt will not be deemed to materially adversely affect the contract rights of any series of preferred shares.

         Under the Governing Documents, and applicable provisions of the Delaware Statutory Trust Act or the 1940 Act, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares (including the Series A Preferred and/or Series B AMPS), voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares. The approval of 66 2/3% of each class, voting separately, of the Fund's outstanding voting shares must approve the conversion of the fund from a closed-end to an open-end investment company. The approval of a majority (as that term is defined in the 1940 Act) of the Fund's outstanding preferred shares and a majority (as that term is defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act (other than a conversion of the Fund from a closed-end to open-end investment company), including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies" in this prospectus and "Investment Restrictions" in the SAI.

The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board of Trustees without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by [__] and/or [__] (or any other rating agency then rating the Series A Preferred or Series B AMPS at the request of the Fund), as the case may be, or is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then-current rating of the preferred shares.

         The foregoing voting provisions will not apply to any Series A Preferred or Series B AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of Series A Preferred and/or Series B AMPS will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares

         So long as the Fund has preferred shares outstanding, subject to receipt of approval from the rating agencies of each series of preferred shares outstanding, and subject to compliance with the Fund's investment objective, policies and restrictions, the Fund may issue and sell shares of one or more other series of preferred shares or senior debt, provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares or senior debt and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds) have an "asset coverage" for all senior debt outstanding of at least 300% and an "asset coverage" for senior securities of the Fund which are stock and debt, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends. Any issued senior securities representing debt, however, may have certain voting preferences and dividend and liquidation priority over any preferred shares outstanding.

         The Fund does not currently intend to offer additional preferred shares or senior securities representing indebtedness. However, the Fund will monitor market conditions, including, among other things, interest rates and the asset levels of the Fund, and will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board of Trustees concludes that such an offering would be consistent with the Fund's Governing Documents and applicable law and in the best interest of existing common shareholders.

Repurchase of Series A Preferred and Series B AMPS

         The Fund is a closed-end investment company and, as such, holders of the Series A Preferred or Series B AMPS do not and will not have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase Series A Preferred or, outside of an auction, Series B AMPS when it is deemed advisable by the Board of Trustees in compliance with the requirements of the 1940 Act and regulations thereunder and other applicable requirements. Unlike a redemption of the Series A Preferred and/or the Series B AMPS, where shareholders are subject to the redemption terms, in a repurchase offer the Fund is purchasing shares on an exchange (with respect to the Series A Preferred only) or otherwise (through private transactions or tender offers ) soliciting repurchases, and shareholders may choose whether or not to sell. The Fund will not repurchase Series B AMPS at Auction. See "The Auction of Series B AMPS."

         This Prospectus will serve as notice that the Fund may from time to time purchase Series A Preferred shares when such shares are trading below the $25 per share liquidation preference.

Book-Entry

         Shares of Series A Preferred will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of the Series A Preferred for all purposes. In accordance with the procedures of DTC, however, purchasers of Series A Preferred will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Series A Preferred may obtain registered certificates by contacting the Transfer Agent.

         Shares of Series B AMPS will initially be held by the auction agent as custodian for Cede & Co., in whose name the shares of the Series B AMPS shall be registered. The Fund will treat Cede & Co. as the holder of record of the Series B AMPS for all purposes.


                          THE AUCTION OF SERIES B AMPS

Summary of Auction Procedures

         The following is a brief summary of the auction procedures for the Series B AMPS, which are described in more detail in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund's Governing Documents, including the provisions of the Statement of Preferences establishing the Series B AMPS.

         o The auctions determine the dividend rate for the Series B AMPS, but each dividend rate will not be higher than the maximum rate. See "Description of the Series A Preferred and Series B AMPS -- Dividends on the Series B AMPS." If you own shares of Series B AMPS, you may instruct your broker-dealer to enter one of three kinds of order in the auction with respect to your shares: sell, bid and hold.

         o If you enter a sell order, you indicate that you want to sell Series B AMPS at $25,000 per share, no matter what the next dividend period's rate will be.

         o If you enter a bid (or "hold at a rate") order, which must specify a dividends rate, you indicate that you want to sell Series B AMPS only if the next dividend period's rate is less than the rate you specify.

         o If you enter a hold order you indicate that you want to continue to own Series B AMPS, no matter what the next dividend period's rate will be.

         You may enter different types of orders for different portions of your Series B AMPS. You may also enter an order to buy additional Series B AMPS. All orders must be for whole shares. All orders you submit are irrevocable. There is a fixed number of Series B AMPS shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the Series B AMPS and general economic conditions including current interest rates. If you own Series B AMPS and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Series B AMPS, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

         If you do not then own Series B AMPS, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.

         Broker-dealers will submit orders from existing and potential holders of Series B AMPS to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Series B AMPS. A broker-dealer's failure to submit orders for Series B AMPS held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

         The auction agent after each auction for the Series B AMPS will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 360, times (ii) 1/4 of 1%, times (iii) $25,000, times (iv) the aggregate number of Series B AMPS shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series B AMPS placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers.

         If the number of Series B AMPS shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of Series B AMPS shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Series B AMPS available for purchase in the auction.

         If the number of Series B AMPS shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of Series B AMPS shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Series B AMPS for which they submitted sell orders.

         The auction agent will not consider a bid above the then-maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to the Series B AMPS and in so doing to help protect the earnings available to pay dividends on common shares, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Series B AMPS offered for sale than there are buyers for those shares).

         If broker-dealers submit or are deemed to submit hold orders for all outstanding Series B AMPS, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 90% of the reference rate, as determined in accordance with procedures set forth in the Statement of Preferences establishing the Series B AMPS. See "Description of the Series A Preferred and Series B AMPS -- Dividends on the Series B AMPS -- Maximum Rate."

         The auction procedures include a pro rata allocation of Series B AMPS shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of Series B AMPS shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their Series B AMPS through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

         The first auction for Series B AMPS will be held on [___], the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Series B AMPS normally will be held every Tuesday (or the next preceding business day if Tuesday is a holiday), and each subsequent dividend period for the Series B AMPS normally will begin on the following Wednesday.

         If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

         The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Series B AMPS shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

   Current Holder A          Owns 500 shares, wants to sell all     Bid order at 1.6% rate for all 500
                             500 shares if auction rate is less     shares
                             than 1.6%
   Current Holder B          Owns 300 shares, wants to hold         Hold order - will take the auction
                                                                    rate
   Current Holder C          Owns 200 shares, wants to sell all     Bid order at 1.4% rate for all 200
                             200 shares if auction rate is less     shares
                             than 1.4%
   Potential Holder D        Wants to buy 200 shares                Places order to buy at or above 1.5%
   Potential Holder E        Wants to buy 300 shares                Places order to buy at or above 1.4%
   Potential Holder F        Wants to buy 200 shares                Places order to buy at or above 1.6%

         The lowest dividend rate that will result in all 1,000 Series B AMPS shares continuing to be held is 1.5% (the offer by D). Therefore, the dividend rate will be 1.5%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Series B AMPS

         The underwriters are not required to make a market in the Series B AMPS. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the Series B AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. The Series B AMPS will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Series B AMPS in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

         You may sell, transfer, or otherwise dispose of the Series B AMPS only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your Series B AMPS in the name of a broker-dealer, a sale or transfer of your Series B AMPS to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.

         Further description of the auction procedures can be found in the SAI.


               DESCRIPTION OF CAPITAL SHARES AND OTHER SECURITIES

Common Shares

         The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of August 20, 2003. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Though the Fund expects to pay distributions quarterly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The common shares are listed and traded on the NYSE under the symbol "GDV." The average weekly trading volume of the common shares on the NYSE for the period commencing November 25, 2003 and ending [__]was [__] shares. The Fund's common shares have traded in the market at both a premium to and a discount from net asset value.

         The Fund is authorized, subject to maintaining required asset coverage on its preferred shares, to repurchase its common shares in the open market when the common shares are trading at a discount of 10% or more (or such other percentage as the Fund's Board of Trustees may determine from time to time) from net asset value.

         Shareholders whose common shares are registered in their own name will have all distributions reinvested pursuant to the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan. For a more detailed discussion of the Fund's reinvestment plan, see "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the SAI.

Preferred Shares

         Currently, [__] of the Fund's shares have been classified by the Board of Trustees as preferred shares, par value $.001 per share. The terms of such preferred shares may be fixed by the Board and would materially limit and/or qualify the rights of the holders of the Fund's common shares. For a description of these terms and limitations, with respect to liquidation rights, dividends, the rights of holders of the Fund's preferred shares to receive distributions, and selection of trustees to the Fund's Board of Trustees, see "Description of the Series A Preferred and Series B AMPS." As of December 31, 2003, the Fund had no preferred shares outstanding.

         The following table shows the number of shares authorized, their classification and the shares outstanding for each class of authorized shares of the Fund as of June 30, 2003.

                                             Amount Held by
                                           Company or for its        Amount
Title of Class        Amount Authorized        Own Account         Outstanding

Common Shares            unlimited                None             15,282,735
                      ------------------  -------------------   ---------------
Preferred Shares         unlimited**              None                  0*
                      ------------------  -------------------   ---------------


* Does not include the Series A Preferred or Series B AMPS being offered pursuant to this prospectus.
** Of these authorized shares, 2,000,000 are classified as ____% Series A Cumulative Preferred Shares and 5,000 are classified as Series B AMPS.



                                   TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's
(i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and
(iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

         Distributions paid to you by the Fund from its investment company taxable income which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earning and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned Fund shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

         If the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         Based in part on a lack of present intention on the part of the Fund to voluntarily redeem the Series B AMPS at any time in the future, the Fund intends to take the position that under present law the Series B AMPS will constitute equity, rather than debt of the Fund. It is possible, however, that the IRS could take a contrary position asserting, for example, that the Series B AMPS constitutes debt of the Fund. If that position were upheld, distributions on the Series B AMPS would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail.

         THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND AND ITS SHAREHOLDERS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION THAT IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.


           ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS

         The Fund presently has provisions in its Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case:

         o the ability of other entities or persons to acquire control of the Fund;

         o    the Fund's freedom to engage in certain transactions; or

         o the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management.

         These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See "Management of the Fund -- Trustees and Officers" in the SAI. A trustee of the Fund may be removed with cause by a majority of the remaining trustees and, without cause, by two-thirds of the remaining trustees or by two-thirds of the votes entitled to be cast for the election of such trustees.

         In addition, the affirmative vote of the holders of 75% of the outstanding voting shares (in addition to any required class votes) apply to mergers into or a sale of all or substantially all of the Fund's assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

         o merger or consolidation of the Fund with or into any other entity;

         o issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

         o sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

         o sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

         o the purchase of the Fund's common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders;

if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction. In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The trustees have authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of trustees). Reference is made to the Governing Documents of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.

         The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

         The Governing Documents of the Fund are on file with the Securities and Exchange Commission. For the full text of these provisions see "Additional Information."


                  CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND
                            DIVIDEND-DISBURSING AGENT

         [State Street Bank and Trust Company (the "Custodian"), located at 150 Royall Street, Canton, MA 02021,] serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

         [EquiServe Trust Company, N.A., located at P.O. Box 43025, Providence, RI 02940-3025], serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for the common shares of the Fund.

         Series A Preferred. [EquiServe will also serve as the Fund's transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series A Preferred.]

         Series B AMPS. [The Bank of New York, located at 100 Church Street, New York, NY 10286, will serve as the Fund's auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B AMPS.]


                                 UNDERWRITING

                                     [ ]




                                  LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the common shares, and by [__], New York, New York, counsel to the underwriters. [__] may rely on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to matters of Delaware law.

                                     EXPERTS

         The audited financial statements of the Fund as of December 31, 2003 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. The report of PricewaterhouseCoopers LLP is incorporated by reference into the SAI. PricewaterhouseCoopers LLP is located 1177 Avenue of the Americas, New York, New York 10036.

                             ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         The Fund expects the common shares to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "GDV." Reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund will be available for inspection at the New York Stock Exchange, 20 Broad Street, New York, New York 10005, as the case may be.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Security and Exchange Commission's web site (http://www.sec.gov).

                         PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

                            TABLE OF CONTENTS OF SAI

         An SAI dated as of [__], has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at
(800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

                                                                          Page

THE FUND ..............................................................   B-3
INVESTMENT OBJECTIVE AND POLICIES .....................................   B-3
INVESTMENT RESTRICTIONS................................................   B-11
MANAGEMENT OF THE FUND.................................................   B-11
PORTFOLIO TRANSACTIONS ................................................   B-18
REPURCHASE OF COMMON SHARES............................................   B-19
PORTFOLIO TURNOVER ....................................................   B-19
AUTOMATIC DIVIDEND REINVESTMENT AND
    VOLUNTARY CASH PURCHASE PLAN.......................................   B-23
TAXATION ..............................................................   B-25
ADDITIONAL INFORMATION CONCERNING
   AUCTIONS FOR SERIES B AMPS .........................................   B-32
ADDITIONAL INFORMATION CONCERNING THE SERIES A
   PREFERRED AND SERIES B AMPS ........................................   B-32
[__] AND [__] GUIDELINES ..............................................   B-37
NET ASSET VALUE........................................................   B-39
BENEFICIAL OWNERS......................................................   B-39
GENERAL INFORMATION....................................................   B-40
FINANCIAL STATEMENTS...................................................   B-43
GLOSSARY...............................................................   B-44


         No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                                                                    APPENDIX A

                             CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

------------ -------------------------------------------------------------------
Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
------------ -------------------------------------------------------------------
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.
------------ -------------------------------------------------------------------
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
------------ -------------------------------------------------------------------
Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
------------ -------------------------------------------------------------------
Ba           Bonds that are rated Ba are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
------------ -------------------------------------------------------------------
B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.
------------ -------------------------------------------------------------------
Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.
------------ -------------------------------------------------------------------
Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
------------ -------------------------------------------------------------------
C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
------------ -------------------------------------------------------------------



STANDARD & POOR'S RATINGS SERVICES

------------ -------------------------------------------------------------------
AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
------------ -------------------------------------------------------------------
AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
------------ -------------------------------------------------------------------
A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
------------ -------------------------------------------------------------------
BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
------------ -------------------------------------------------------------------


Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

         AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                [Gabelli Logo]



                      THE GABELLI DIVIDEND & INCOME TRUST

                Shares,     % Series A Cumulative Preferred Shares
                    (Liquidation Preference $25 per Share)

           Shares, Series B Auction Market Preferred Shares ("AMPS")
                  (Liquidation Preference $25,000 per Share)







                            -----------------------
                                  PROSPECTUS
                            -----------------------





                                  [     ]
                            Gabelli & Company, Inc.

                                 Dated [__],

==============================================================================
The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
==============================================================================



                      THE GABELLI DIVIDEND & INCOME TRUST

                          __________________________


                      STATEMENT OF ADDITIONAL INFORMATION

                  The Gabelli Dividend & Income Trust (the "Fund") is a non-diversified, closed-end management investment company that seeks to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 50% of its assets will consist of dividend paying equity securities.

                  This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated [__], 2003 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 800-GABELLI (800-422-3554) or (914) 921-5070. This SAI incorporates by reference the entire Prospectus.

                  The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

         This Statement of Additional Information is dated [__], 2003.


                                TABLE OF CONTENTS

                                                                           Page

THE FUND.................................................................. B-3
INVESTMENT OBJECTIVE AND POLICIES..........................................B-3
INVESTMENT RESTRICTIONS....................................................B-11
MANAGEMENT OF THE FUND.....................................................B-12
PORTFOLIO TRANSACTIONS.....................................................B-18
PORTFOLIO TURNOVER.........................................................B-19
TAXATION...................................................................B-19
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN...........B-24
ADDITIONAL INFORMATION CONCERNING AUCTIONS FOR SERIES B AMPS...............B-25
ADDITIONAL INFORMATION CONCERNING THE SERIES A PREFERRED
    AND SERIES B AMPS......................................................B-33
[__] AND [__] GUIDELINES...................................................B-37
NET ASSET VALUE............................................................B-39
BENEFICIAL OWNERS..........................................................B-40
GENERAL INFORMATION........................................................B-40
FINANCIAL STATEMENTS.......................................................B-43
GLOSSARY...................................................................B-44

         The Prospectus and this SAI omit certain information contained in the registration statement filed with the SEC, Washington D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge. This Statement of Additional Information is dated [__].

                                    THE FUND

         The Gabelli Dividend & Income Trust is a recently organized closed-end non-diversified management investment company organized under the laws of the State of Delaware. The Fund's investment operations commenced on November 28, 2003. The Fund's common shares are listed on the New York Stock Exchange under the symbol "GDV."

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

         The objective of the Fund is to provide a high level of total return on its assets with an emphasis on dividends and income. No assurance can be given that the Fund will achieve its investment objective. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 50% of the Fund's assets will consist of dividend paying equity securities. In making stock selections, the Fund's Investment Adviser (as hereinafter defined) looks for securities that have a superior yield, as well as capital gains potential.

Additional Investment Policies

         Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

         A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in over-the-counter ("OTC") markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

         As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

         Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940 (the "1940 Act"), an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts
(i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

         The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

         In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

         The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

         Securities of Investment Companies. To the extent permitted by law, the Fund may invest in investment company securities, including preferred shares and the common equity of such companies. Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, holders of the Fund's common shares will be subject to duplicative investment expenses.

         Warrants and Rights. The Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

         Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio.

         The Investment Adviser is Not Registered as a Commodity Pool Operator. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities violate the terms of the loan or fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class. In the event the Fund were to issue any preferred shares, the approval of a majority of such shares (as defined under the 1940 Act) voting as a separate class would also be required. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

         (1) invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. government securities;

         (2) purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

         (3) purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

         (4) make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

         (5)   borrow money, except to the extent permitted by applicable law;

         (6) issue senior securities, except to the extent permitted by applicable law; or

         (7) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

         The names and business addresses of the trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by a "+".

Trustees

                                                                                 Number of
  Name (and Age),                                                              Portfolios in
Position with the         Term of Office                                        Fund Complex            Other
    Fund and              and Length of     Principal Occupation                Overseen by       Directorships Held
Business Address(1)       Time Served(2)   During Past Five Years                 Trustee             by Trustee
----------------------   ---------------- ------------------------------------  --------------   -----------------------

INTERESTED TRUSTEES:
--------------------


+Mario J. Gabelli (61)    Since 2003*      Chairman of the Board, Chief               24          Director of Morgan
Trustee and Chief                          Executive Officer of Gabelli                           Group Holdings,
Investment Officer                         Asset Management Inc. and Chief                        Inc. (holding
                                           Investment Officer of the                              company); Vice
                                           Investment Adviser and GAMCO                           Chairman of Lynch
                                           Investors, Inc; Director/Trustee                       Corporation
                                           and Chief Investment Officer of                        (diversified
                                           other registered investment                            manufacturing company).
                                           companies in the Gabelli fund
                                           complex. Vice Chairman and CEO
                                           of Lynch Interactive Corporation
                                           (multimedia and services)

+Karl Otto Pohl (74)      Since 2003***    Member of the Shareholder                  33          Director of
Trustee                                    Committee of Sal. Oppenheim Jr.                        Gabelli Asset
                                           & Cie, Zurich (private                                 Management Inc.;
                                           investment bank); Former                               Chairman,
                                           President of the Deutsche                              InCentive Capital
                                           Bundesbank and Chairman of its                         and Incentive
                                           Central Bank Council from 1980                         Asset Management
                                           through 1991; Director/Trustee                         (Zurich); Director
                                           of other registered investment                         at Sal Oppenheim
                                           companies in the Gabelli fund                          Jr. & Cie, Zurich
                                           complex.                                               (banking)

+Edward T. Tokar (56)     Since 2003***    Chief Executive Officer of                 1           Trustee of LEVCO
Trustee                                    Allied Capital Management LLC,                         Series Trust;
                                           since 1997; Vice President of                          Trustee of DB
                                           Honeywell International Inc.,                          Hedge Strategies
                                           since 1997.                                            Fund LLC;
                                                                                                  Director, the
                                                                                                  Topiary Benefit
                                                                                                  Plan Investor Fund LLC

DISINTERESTED TRUSTEES:
-----------------------
Anthony J. Colavita       Since 2003**     President and Attorney at law in           35          --
(68) Trustee                               the law firm of Anthony J.
                                           Colavita, P.C. since 1961;
                                           Director/Trustee of other
                                           registered investment companies
                                           in the Gabelli fund complex.

James P. Conn (65)        Since 2003***    Former Managing Director and               12          Director of
Trustee                                    Chief Investment Officer of                            LaQuinta Corp.
                                           Financial Security Assurance                           (hotels) and First
                                           Holdings Ltd., 1992-1998;                              Republic Bank
                                           Director/Trustee of other
                                           registered investment companies
                                           in the Gabelli fund complex.

Mario d'Urso (63)         Since 2003*      Chairman of Mittel Capital                 1           Director of SJPC,
Trustee                                    Markets S.p.A, since 2001;                             London (financial
                                           Senator in the Italian                                 services)
                                           Parliament, 1996-2001.

Frank J. Fahrenkopf,      Since 2003**     President and CEO of the                   4           Director of First
Jr. (64) Trustee                           American Gaming Association                            Republic Bank
                                           since June 1995; Partner in the law
                                           firm of Hogan & Hartson; Co-Chairman
                                           of the Commission on Presidential
                                           Debates; Former Chairman of the
                                           Republican National Committee;
                                           Director/Trustee of other registered
                                           investment companies in the Gabelli
                                           fund complex.

Michael J. Melarkey       Since 2003*      Attorney at law in the law firm            1           __
(53) Trustee                               of Avansino, Melarkey, Knobel &
                                           Mulligan.

Salvatore M. Salibello    Since 2003***    Certified Public Accountant with           1           __
(58) Trustee                               the accounting firm Salibello &
                                           Broder, since 1978.

Anthonie C. van Ekris     Since 2003**     Managing Director of BALMAC                20          Director of Aurado Energy
(69) Trustee                               International, Inc. (commodities)                      (oil and gas operating)

Salvatore J. Zizza (58)   Since 2003**     Chairman of Hallmark Electrical            11          Director of Hollis Eden
Trustee                                    Supplies Corp.; Former Executive                       Pharmaceuticals anad
                                           Vice President of FMG Group (a                         Earl Scheib, Inc.
                                           healthcare provider).


Directors

Name (and Age), Position with the          Term of Office and Length of
Fund and Business Address(1)                       Time Served                  Principal Occupation During Past Five Years
---------------------------------          -----------------------------        ---------------------------------------------
Bruce N. Alpert (52)                              Since 2003                    Executive Vice President and Chief Operating
 President                                                                      Officer  of the Investment Adviser since
                                                                                1988; Director and President of Gabelli
                                                                                Advisers, Inc.; Officer of all other
                                                                                registered investment companies in the
                                                                                Gabelli fund complex.

James E. McKee (40)                               Since 2003                    Vice President, General Counsel  and
Secretary                                                                       Secretary of Gabelli Asset Management Inc.
                                                                                (since 1999) and of GAMCO Investors, Inc.
                                                                                (since 1993); Secretary of all of the
                                                                                registered investment companies in the
                                                                                Gabelli fund complex.

Richard C. Sell, Jr. (53 )                        Since 2003                    Vice President, Controller of Gabelli &
Treasurer                                                                       Company, Inc. since 1998.

Carter W. Austin (36)                             Since 2003                    Vice President of the Gabelli Equity Trust
Vice President                                                                  since 2000.  Vice President of the
                                                                                Investment Adviser since 1996.

Matthew A. Hultquist (24)                         Since 2003                    Vice President of Gabelli Asset
Vice President and Ombudsman                                                    Management Company since 2001 and Vice
                                                                                President of The Gabelli Equity Trust
                                                                                since [    ].



_____________________

+    "Interested person" of the Fund, as defined in the 1940 Act. Mr.
Mario Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Investment Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Pohl is an "interested person" of the Fund as a result of his role as a director of the parent company of the Investment Adviser. Mr. Tokar is an "interested person" of the Fund as a result of his son's employment by an affiliate of the Investment Adviser.

1    Address:  One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2    The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

      * Term expires at the Fund's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
      ** Term expires at the Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
      *** Term expires at the Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         The Board of Trustees of the Fund are divided into three classes, each class having a term of three years except as described below. Each year the term of office of one class of trustees of the Fund will expire. However, to ensure that the term of a class of the Fund's trustees expires each year, the initial terms of the Fund's trustees will be as follows: the terms of Messrs. Mario J. Gabelli, Michael J. Melarkey and Mario d'Urso as trustees of the Fund expire in 2004; the terms of Messrs. Frank J. Fahrenkopf, Jr., Salvatore J. Zizza, Anthonie C. van Ekris, and Anthony J. Colavita as trustees of the Fund expire in 2005; and the terms of Messrs. James P. Conn, Karl Otto Pohl, Edward T. Tokar, and Salvatore M. Salibello as trustees of the Fund expire in 2006.


------------------------ -------------------------- ---------------------------
Name of Trustee          Dollar Range of            Aggregate Dollar Range
                         Equity Securities          of Equity Securities in
                         in the Fund                all Registered Investment
                                                    Companies Overseen by
                                                    Trustees in the Fund Complex
------------------------ -------------------------- ---------------------------
INTERESTED TRUSTEES
------------------------ -------------------------- ---------------------------
Mario J. Gabelli                   NA                Over $100,000
------------------------ -------------------------- ---------------------------
Karl Otto Pohl                     NA                None
------------------------ -------------------------- ---------------------------
Edward T. Tokar                    NA                None
------------------------ -------------------------- ---------------------------

DISINTERESTED TRUSTEES
------------------------ -------------------------- ---------------------------
Anthony J. Colavita             $1 - $10,000        Over $100,000
------------------------ -------------------------- ---------------------------
James P. Conn                $50,001 - $100,000     Over $100,000
------------------------ -------------------------- ---------------------------
Mario d'Urso                         NA             Over $100,000
------------------------ -------------------------- ---------------------------
Frank J. Fahrenkopf, Jr.             NA             $1 - $10,000
------------------------ -------------------------- ---------------------------
Michael J. Melarkey          $10,001 - $50,000      $10,001 - $50,000
------------------------ -------------------------- ---------------------------
Salvatore M. Salibello               NA             None
------------------------ -------------------------- ---------------------------
Anthonie C. van Ekris          Over $100,000        Over $100,000
------------------------ -------------------------- ---------------------------
Salvatore J. Zizza           $50,001 - $100,000     Over $100,000
------------------------ -------------------------- ---------------------------

All shares were valued as of March 12, 2004

         The Trustees serving on the Fund's Nominating Committee are Messrs. Michael Melarkey, Salvatore Zizza and Anthony Colavita (Chairman). The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Salvatore Zizza (Chairman), Anthonie van Ekris and Frank Fahrenkopf, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent accountants.

         The Trust also has a Proxy Voting Committee, which, if so determined by the Board of Trustees, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund's portfolio for such period as the Board of Trustees may determine. The Trustees serving on the Proxy Voting Committee are Messrs. Tokar, Zizza and Conn.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund pays each trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $5,000 per year plus $1000 per board meeting attended in person ($500 if attended telephonically) and $500 per committee meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         The following table shows the compensation that it is anticipated the trustees will earn in their capacity as trustees during the Fund's Fiscal Year ending December 31, 2004. The table also shows, for the year ended December 31, 2003, the compensation trustees earned in their capacity as trustees for the Fund and other funds in the Gabelli fund complex. Other than Messrs. Austin and Hultquist, officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.

                               COMPENSATION TABLE

                                                              TOTAL COMPENSATION
                                                               FROM THE FUND AND
                                  ESTIMATED COMPENSATION         FUND COMPLEX
NAME OF PERSON AND POSITION           FROM THE FUND            PAID TO TRUSTEES*
---------------------------       ----------------------       -----------------
Mario J. Gabelli,
  Chairman of the Board                        $0                      $[0] (22)
Anthony J. Colavita                       $18,500                $[152,286] (33)
James P. Conn                             $18,000                 $[53,500] (11)
Mario d'Urso                              $18,000                      $[0] (1)
Frank J. Fahrenkopf, Jr.                  $18,500                 $[31,000] (3)
Michael J. Melarkey                       $18,500                      $[0] (1)
Karl Otto Pohl                                 $0                      $[0] (31)
Salvatore M. Salibello                    $18,000                      $[0] (1)
Edward T. Tokar                                $0                      $[0] (1)
Anthonie C. van Ekris                     $18,500                 $[67,250] (18)
Salvatore J. Zizza                        $19,500                 $[73,750] (9)
                                  ----------------------------------------------
TOTAL                                    $147,500

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2003 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include, among other things, out of pocket Trustee expenses. The number in parenthesis represents the number of such investment companies.


For each of their services as Vice President of the Fund, Carter
Austin and Matthew Hultquist, will each receive compensation equal to [__], respectively.

Indemnification of Officers and Trustees; Limitations on Liability

         The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. However, nothing in the Agreement and Declaration of Trust of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of December 31, 2003, the Investment Adviser acted as registered investment adviser to [19] management investment companies with aggregate net assets of $[___] billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $[__] billion as of December 31, 2003. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $[___] billion under management as of December 31, 2003. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Funds (money market funds) and separate accounts having aggregate assets of $[_____] billion under management as of December 31, 2003. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of $[_____] million under management as of December 31, 2003.

         Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO Investors Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock and voting power of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock and voting power of Gabelli Asset Management Inc.

         Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund (which includes for this purpose assets attributable to outstanding preferred shares, if any, with no deduction for the liquidation preference of such preferred shares).

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

         Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of sole shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreement was agreed to in principle by the Fund's Board of Trustees at a telephonic meeting of the Board of Trustees held on October 23, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940
Act). The 1940 Act requires that the Advisory Agreement be approved by a majority of the Fund's Board of Trustees, including a majority of the trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees. The non-interested members of the Board of Trustees subsequently met in person on November 19, 2003, at which time they and the entire Board approved the Advisory Agreement. In determining whether to approve the Advisory Agreement, the Fund's non-interested trustees considered, among other factors, (i) the services to be provided to the Fund by the Investment Adviser and the sub-administrator (ii) the team of investment advisory personnel assigned to the Fund, (iii) the Gabelli organization's experience with closed-end funds, (iv) the investment objective and policies of the Fund, (v) the terms of the Advisory Agreement and the undertaking of the Investment Adviser in regard to advisory fees on leverage used by the Fund, and
(vi) the Fund's anticipated fee and expense data (based in part on the terms of the Advisory Agreement) as compared to other closed-end funds managed by the Investment Adviser and a peer group of closed-end equity funds in various asset ranges. The non-interested Directors indicated that the primary factors in their determination to approve the Advisory Agreement were the experience of the Investment Adviser and the Fund's portfolio management team, the comparability of the Fund's fee structure and anticipated total expense ratio with the other funds reviewed and the undertaking of the Investment Adviser not to charge an advisory fee on leverage obtained through the issuance of preferred shares to the extent the Fund's total return does not at least equal the cost of such shares.

         The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

                             PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees have determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                               PORTFOLIO TURNOVER

         Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. As of December 31, 2003, the Fund's portfolio turnover rate for the period since it began its investment operations is 0.4%. The Fund anticipates that its annual portfolio turnover rate will not exceed 100%

                                    TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") (a "RIC"). Accordingly, the Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year
(a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

         Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

         If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the Common Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

         Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign Taxes

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividends received from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the dividends received deduction. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         Shareholders may be entitled to offset their capital gain distributions with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale, exchange or other disposition of shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

         Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         Ordinary income distributions (but not capital gain distributions) paid to shareholders who are non-resident aliens or foreign entities (a "foreign investor") will generally be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Foreign investors are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Backup Withholding

         The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF COMMON SHARES.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by EquiServe, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by EquiServe as dividend disbursing agent.

         Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued Common Shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy the Common Shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Fund to issue shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to EquiServe, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. EquiServe will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to EquiServe in a manner that ensures that EquiServe will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by EquiServe at least 48 hours before such payment is to be invested.

         EquiServe maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by EquiServe in noncertificated form in the name of the participant. A Plan participant may send its share certificates to EquiServe so that the shares represented by such certificates will be held by EquiServe in the participant's shareholder account under the Plan.

         In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, EquiServe will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to EquiServe at P.O. Box 43025, Providence, RI 02940-3025.

                   ADDITIONAL INFORMATION CONCERNING AUCTIONS
                                FOR SERIES B AMPS

General

         The Statement of Preferences provides that the Applicable Rate for each Dividend Period of the Series B AMPS will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period (an "Auction Date") from implementation of the Auction Procedures set forth in the Statement of Preferences, and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such Series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Statements of Preferences.

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Series B AMPS so long as the Applicable Rate is to be based on the results of the Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Series B AMPS. See "Broker-Dealers" below.

         Securities Depository. DTC will act as the Securities Depository for the Agent Members with respect to the Series B AMPS. One certificate for all of the Series B AMPS shares will be registered in the name of Cede & Co., as nominee of the Securities Depository.

         Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Series B AMPS contained in the Statement of Preferences. The Fund will also issue stop-transfer instructions to the transfer agent for the Series B AMPS. Prior to the commencement of the right of Holders of the Preferred Shares to elect a majority of the Fund's trustees, as described under "Description of the Series A Preferred and Series B AMPS -- Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all the Series B AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in Series B AMPS, whether for its own account or as a nominee for another person.

Orders by Existing Holders and Potential Holders

         On or prior to the Submission Deadline on each Auction Date for the Series B AMPS:

         (i) each Beneficial Owner of Series B AMPS may submit to its Broker-Dealer by telephone or otherwise a:

                  (a) "Hold Order" - indicating the number of Outstanding Series B AMPS shares, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

                  (b) "Bid" - indicating the number of Outstanding Series B AMPS shares, if any, that such Beneficial Owner offers to sell if the Applicable Rate for such Series B AMPS for the next succeeding Dividend Period is less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

                  (c) "Sell Order" - indicating the number of Outstanding Series B AMPS shares, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for such Series B AMPS for the next succeeding Dividend Period; and

         (ii) Broker-Dealers will contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which case they will indicate the number of Series B AMPS shares that they offer to purchase if the Applicable Rate for Series B AMPS for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

         The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent is referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent is referred to herein as a "Bidder" and collectively as "Bidders."

         A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction will constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Sell Order will constitute an irrevocable offer to sell Series B AMPS subject thereto at a price per share equal to $25,000.

         A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for the Series B AMPS an Order or Orders covering all the Outstanding Series B AMPS held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding Series B AMPS shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for the Series B AMPS an Order or Orders covering all of the Outstanding Series B AMPS held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding Series B AMPS shares held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer.

         A Potential Beneficial Owner of Series B AMPS may submit to its Broker-Dealer Bids in which it offers to purchase Series B AMPS if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate will constitute an irrevocable offer to purchase the number of Series B AMPS shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid. A Beneficial Owner of Series B AMPS that offers to become the Beneficial Owner of additional Series B AMPS is, for purposes of such offer, a Potential Beneficial Owner.

         As described more fully below under "-- Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of Series B AMPS subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of Series B AMPS subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described above. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Series B AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Series B AMPS held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "-- Submission of Orders by Broker-Dealers to Auction Agent" below.

         The Fund may not submit an Order in any Auction.

         The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Series B AMPS shares that is fewer than the number of Series B AMPS shares specified in its Order. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale will be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "-- Notification of Results; Settlement" below.

         As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction up to the Maximum Rate. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

Concerning the Auction Agent

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment resulting from the use or reliance on a source of information used in good faith unless the Auction Agent will have been grossly negligent in the determination, calculation or declaration thereunder.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Series B AMPS, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction of Series B AMPS -- Secondary Market Trading and Transfer of Series B AMPS" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon written notice to the Fund on a date no earlier than 30 days after the date of delivery of such notice. If the Auction Agent should resign or for any reason its appointment is terminated during any period when the Series B AMPS are outstanding, the Fund will use its best efforts promptly thereafter to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund has entered into such an agreement in substantially the form of the Auction Agency Agreement with a successor Auction Agent.

Broker-Dealers

         The Auction Agent after each Auction for Series B AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge equal to, in the case of any auction immediately preceding a dividend period of less than 365 days the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 360, times (ii) 1/4 of 1%, times (iii) $25,000, times (iv) the aggregate number of Series B AMPS shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the Series B AMPS placed by the broker-dealers at the auction agreed to by the Fund and the broker-dealers. For the purposes of the preceding sentence, Series B AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (ii) the subject of an Order submitted by such Broker-Dealer that is (a) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction, (b) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or
(c) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Submission of Orders by Broker-Dealers to Auction Agent

         Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of Series B AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, will be irrevocable.

         If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

         If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Series B AMPS shares subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

         (i) all Hold Orders for Series B AMPS will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of Series B AMPS held by such Existing Holder, and, if the number of Series B AMPS shares subject to such Hold Orders exceeds the number of shares of Outstanding Series B AMPS held by such Existing Holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

          (ii)    (a)      any Bid for Series B AMPS will be considered valid
                           up to and including the excess of the number of Outstanding shares of Series B AMPS held by such Existing Holder over the number of Series B AMPS shares subject to any Hold Orders referred to in clause (i) above;

                  (b) subject to subclause (a), if more than one Bid of an Existing Holder for Series B AMPS is submitted to the Auction Agent with the same rate and the number of Outstanding shares of Series B AMPS subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of Series B AMPS subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of Series B AMPS equal to such excess;

                   (c) subject to subclauses (a) and (b), if more than one Bid of an Existing Holder for Series B AMPS is submitted to the Auction Agent with different rates, such Bids will be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                   (d) in any such event, the number, if any, of such Outstanding shares of Series B AMPS subject to any portion of Bids considered not valid in whole or in part under this clause (ii) will be treated as the subject of a Bid for Series B AMPS by or on behalf of a Potential Holder at the rate specified therein; and

         (iii) all Sell Orders for Series B AMPS will be considered valid up to and including the excess of the number of Outstanding shares of Series B AMPS held by such Existing Holder over the sum of shares subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

If more than one Bid of a Potential Holder for Series B AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of Series B AMPS shares specified therein.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

         Not earlier than the Submission Deadline on each Auction Date for Series B AMPS, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares of Series B AMPS over the number of Outstanding shares of Series B AMPS subject to Submitted Hold Orders (such excess being herein referred to as the "Available Series B AMPS") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares of Series B AMPS that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of Outstanding shares of Series B AMPS that are the subject of Submitted Sell Orders (including the number of Series B AMPS shares subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

         If Sufficient Clearing Bids for Series B AMPS have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the Winning Bid Rate for shares of such Series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding Series B AMPS shares which, when added to the number of Outstanding Series B AMPS shares to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Series B AMPS. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of such Series.

         If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Series B AMPS is subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all Series B AMPS will be equal to the Maximum Rate. In such a case, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all Series B AMPS subject to such Sell Orders but will continue to own Series B AMPS for the next Dividend Period. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

         If all of the Outstanding Series B AMPS is subject to Submitted Hold Orders, the Applicable Rate for all Series B AMPS for the next succeeding Dividend Period will be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

         Based on the determinations made under "-- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of Series B AMPS will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the Series B AMPS subject to such Hold Orders.

         If Sufficient Clearing Bids for Series B AMPS shares have been made:

         (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the Outstanding Series B AMPS subject to such Submitted Sell Order or Submitted Bid;

         (ii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding Series B AMPS subject to such Submitted Bid;

         (iii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of Outstanding Series B AMPS shares subject to such Submitted Bid;

         (iv) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold Series B AMPS subject to such Submitted Bid, unless the number of Outstanding Series B AMPS shares subject to all such Submitted Bids is greater than the number of Series B AMPS shares ("remaining shares") in excess of the Available Series B AMPS over the number of Series B AMPS shares accounted for in clauses (ii) and (iii) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Series B AMPS subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Series B AMPS shares subject to all such Submitted Bids of such Existing Holders; and

         (v) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for Series B AMPS will purchase any Available Series B AMPS not accounted for in clauses (ii) through (iv) above on a pro rata basis based on the Outstanding Series B AMPS shares subject to all such Submitted Bids.

         If Sufficient Clearing Bids for Series B AMPS shares have not been made (unless this results because all Outstanding Series B AMPS shares are subject to Submitted Hold Orders):

         (i) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the Series B AMPS subject to such Submitted Bid;

         (ii) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of Series B AMPS shares subject to such Submitted Bid; and

         (iii) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of Series B AMPS shares subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding Series B AMPS shares subject to all such Submitted Bids and Submitted Sell Orders.

         If, as a result of the pro rata allocation described in clauses (iv) or
(v) of the second preceding paragraph or clause (iii) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Series B AMPS share, the Auction Agent will, in such manner as, in its sole discretion, it determines, round up or down to the nearest whole share the number of Series B AMPS shares being sold or purchased on such Auction Date so that the number of Series B AMPS shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of such Series. If as a result of the pro rata allocation described in clause (v) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole Series B AMPS share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate Series B AMPS for purchase among Potential Holders so that only whole Series B AMPS shares are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such Series.

Notification of Results; Settlement

         The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling Series B AMPS as a result of the Auction and will be required to advise each customer purchasing or selling Series B AMPS as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of Series B AMPS shares on the registry of Existing Holders to be maintained by the Auction Agent.

         In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of Series B AMPS as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         If any Existing Holder selling Series B AMPS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole Series B AMPS shares that is less than the number of Series B AMPS shares that otherwise was to be purchased by such person. In such event, the number of Series B AMPS shares to be so delivered will be determined by the Broker-Dealer. Delivery of such lesser number of Series B AMPS shares will constitute good delivery.

                        ADDITIONAL INFORMATION CONCERNING
                    THE SERIES A PREFERRED AND SERIES B AMPS

         The additional information concerning the Series A Preferred and Series B AMPS contained in this SAI does not purport to be complete a complete description of those Series and should be read in conjunction with the description of the Series A Preferred and Series B AMPS contained in the Prospectus under "Description of the Series A Preferred and Series B AMPS." This description is subject to and qualified in its entirety by reference to the Fund's Governing Documents, including the provisions of the Statements of Preferences establishing, respectively, the Series A Preferred and the Series B AMPS. Copies of these Statements of Preferences are filed as exhibits to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Additional Information" in the Prospectus.

Dividends and Dividend Periods For the Series B AMPS

         Holders of Series B AMPS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under " -- Determination of Dividend Rate," payable as and when set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Fund's Common Shares.

         By 12:00 noon, New York City time, on the Business Day immediately preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient same-day funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

         Holders of Series B AMPS will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends. No interest will be payable in respect of any dividend payment or payments that may be in arrears. See "-- Default Period."

         The amount of dividends per Outstanding Series B AMPS share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable (but in no event will the numerator exceed 360) and the denominator of which will be 360, multiplying the amount so obtained by the $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per Series B AMPS share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence except that the numerator, with respect to any full twelve month period, will be 360.

         Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for the Series B AMPS is set forth in the Prospectus. See "The Auction of Series B AMPS -- Summary of Auction Procedures" in the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

         Dividend Periods after the initial Dividend Period will either be Standard Dividend Periods (generally seven days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

         A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of the Series B AMPS will be required to continue to hold such shares for such Standard Dividend Period. The designation of a Special Dividend Period is also subject to additional conditions. See "-- Notification of Dividend Period" below.

         Dividends will accumulate at the Applicable Rate from the Date of Original Issue and will be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward, but not downward, adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Series B AMPS Basic Maintenance Amount.

         The Maximum Rate will apply automatically following an Auction for Series B AMPS in which Sufficient Clearing Bids have not been made (other than because all Series B AMPS were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for (i) circumstances in which the Dividend Rate is the Default Rate, as described below or (ii) in the event an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an Auction Date not to be a Business Day, in which case the length of the then-current dividend period will be extended by seven days, or a multiple thereof if necessary because of such unforeseen event or events, the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day next succeeding the end of such period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Series B AMPS shares are subject (or are deemed to be subject) to Hold Orders.

         Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

         Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the Series B AMPS; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period will be effective only if (i) notice thereof has been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series B AMPS has been cured as set forth under "-- Default Period,"
(iii) Sufficient Clearing Orders existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period,
(iv) if the Fund mailed a notice of redemption with respect to any shares, the Redemption Price with respect to such shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Series B AMPS Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Series B AMPS Basic Maintenance Report to each Rating Agency which is then rating the Series B AMPS and so requires.

         If the Fund proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than ten days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be made by press release and communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (x) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (y) that the Fund will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or its determination not to proceed with such Special Dividend Period, in which case the succeeding Dividend Period will be a Standard Dividend Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

         (a) a notice stating (i) that the Fund has determined to designate the immediately succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and
               (ii) the terms of the Specific Redemption Provisions, if any;
               or

         (b) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (b) above, thereby resulting in a Standard Dividend Period.

         Default Period. A "Default Period" with respect to the Outstanding Series B AMPS will commence on any date upon which the Fund fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Dividend Payment Date or Redemption Date (or such later date as the Paying Agent may authorize), as the case may be, (i) the full amount of any declared dividend on the Outstanding Series B AMPS payable on such Dividend Payment Date (a "Dividend Default") or (ii) the full amount of any redemption price (the "Redemption Price") payable on the Series B AMPS being redeemed on such Redemption Date (a "Redemption Default" and, together with a Dividend Default, a "Default").

         A Default Period with respect to a Dividend Default or a Redemption Default will end by 12:00 noon, New York City time, on the Business Day on which all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent.

         In the case of a Dividend Default, no Auction will be held during a Default Period applicable to the Series B AMPS, and the dividend rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate; provided, however, that if a Default Period is deemed not to have occurred because the Default has been cured, then the dividend rate for the period shall be the Applicable Rate set at the auction for such period.

         Each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period applicable to such Series; provided, however, that if a Default Period shall end prior to the end of Standard Dividend Period that had commenced during the Default Period, an Auction shall be held on the last day of such Standard Dividend Period.

         In the event the Fund fully pays all default amounts due during a Dividend Period, the dividend rate for the remainder of that Dividend Period will be, as the case may be, the Applicable Rate (for the first Dividend Period following a Dividend Default) or the Maximum Rate (for any subsequent Dividend Period for which such Default is continuing).

         No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate will be equal to the Reference Rate multiplied by three.

Restrictions on Dividends, Redemption and Other Payments

         Under the 1940 Act, the Fund may not (i) declare any dividend (except a dividend payable in shares of the issuer) or other distributions upon any of its outstanding Common Shares, or purchase any such Common Shares, if at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's outstanding senior securities representing stock, including the Series A Preferred or Series B AMPS, would be less than 200% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital shares), or (ii) declare any dividend (except a dividend payable in shares of the issuer) or other distributions upon any of its outstanding capital shares, including the Series A Preferred or Series B AMPS, or purchase any such capital shares if, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Shares), except that dividends may be declared upon any Preferred Shares, including the Series A Preferred or Series B AMPS, if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the senior securities representing indebtedness would be equal to or greater than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its Preferred Shares). A declaration of a dividend or other distribution on or purchase or redemption of Series A Preferred or Series B AMPS is prohibited, unless there is no event of default under indebtedness senior to the Series A Preferred and/or Series B AMPS and, immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to its Preferred Shares (including the Series A Preferred and/or Series B AMPS).

         For so long as the Series A Preferred or Series B AMPS is Outstanding, except as otherwise provided in the Statement of Preferences, the Fund will not pay any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series A Preferred and/or Series B AMPS as to dividends or upon liquidation) with respect to Common Shares or any other shares of the Fund ranking junior to the Series A Preferred and/or Series B AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other shares ranking junior to the Series A Preferred and/or Series B AMPS (except by conversion into or exchange for shares of the Fund ranking junior to the Series A Preferred and/or Series B AMPS as to dividends and upon liquidation), unless, in each case, (x) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount applicable to, as the case may be, the Series A Preferred or Series B AMPS and the 1940 Act Asset Coverage with respect to the Fund's Outstanding Preferred Shares, including the Series A Preferred and/or Series B AMPS, would be achieved, (y) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Preferred Shares, including the Series A Preferred and/or Series B AMPS (or will have been declared and sufficient funds for the full payment thereof will have been deposited with the Paying Agent or the dividend-disbursement agent, as applicable) and (z) the Fund has redeemed the full number of Preferred Shares to be redeemed pursuant to any provision for mandatory redemption contained in the Statements of Preferences, including any Series A Preferred and/or Series B AMPS required or determined to be redeemed pursuant to any such provision.

         No full dividend will be declared or paid on the Series A Preferred or Series B AMPS for any Dividend Period or part thereof, unless full cumulative dividends due through the most recent Dividend Payment Dates of the Outstanding Preferred Shares (including the Series A Preferred and/or Series B AMPS) have been or contemporaneously are declared and paid. If full cumulative dividends due have not been paid on all such Preferred Shares, any dividends being paid on such Preferred Shares (including the Series A Preferred and/or Series B AMPS) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends accumulated but unpaid on each such series of Preferred Shares on the relevant Dividend Payment Date.

                            [__] AND [__] GUIDELINES

                  The descriptions of the [__] and [__] Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the applicable Articles Supplementary. Copies of the Articles Supplementary are filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and copies thereof may be obtained, as described under "Additional Information" in the Prospectus.

                  The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by [__] and [__], each a Rating Agency, in connection with the Fund's receipt of a rating of [__] from [__] and [__] from [__], for the Series B AMPS and a rating of [__] from [__] for the Series A Preferred. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities) and other securities not within the Rating Agency Guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, such securities have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

                  The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of such guidelines, greater than the aggregate liquidation preference of the Outstanding shares of Series A Preferred, Series B AMPS and other Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Outstanding Shares of Series A Preferred, Series B AMPS and other Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. See "Additional Information Concerning The Series A Preferred and Series B AMPS - Asset Maintenance." The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A Securities (as defined herein). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant Rating Agency and will apply to the Series A Preferred or Series B AMPS only so long as the relevant Rating Agency is rating such shares at the request of the Fund. If in the future the Fund elected to issue senior securities rated by a rating agency other than [__] or [__], other similar arrangements might apply with respect to those securities.

                  The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each Rating Agency (the "Basic Maintenance Amount"), the determination of which is as set forth under "Additional Information Concerning The Series A Preferred and Series B AMPS -- Asset Maintenance." [__] and [__] have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such Rating Agency).

                  Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

                  The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

                  A rating of preferred shares as [__] (as described by [__]) or [__] (as described by [__]) indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A [__] or [__] credit rating of preferred shares does not address the likelihood that a resale mechanism (such as the Auction) will be successful. As described respectively by [__] and [__], an issue of preferred shares which is rated [__] or [__] is considered to be top-quality preferred sthares with good asset protection and the least risk of dividend impairment within the universe of preferred shares.

                  The Fund will pay certain fees to [__] and [__] for rating, as the case may be, the Series A Preferred or Series B AMPS . Such ratings may be subject to revision or withdrawal by the assigning Rating Agency for any time. Any rating of the Series A Preferred or Series B AMPS should be evaluated independently of any other ratings. Ratings are not recommendations to purchase, hold or sell Series A Preferred or Series B AMPS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to [__] and [__] by the Fund and obtained by [__] and [__] from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The Fund has no current intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.


[__] Guidelines

[__] Guidelines



                                 NET ASSET VALUE

         The net asset value of the Fund's shares will be computed based on the market value of the assets it holds and will generally be determined daily as of the close of regular trading on the New York Stock Exchange. The net asset value of the Fund's shares is reported to the financial press on a weekly basis.

         Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. dollar-denominated assets and futures and options).

         Trading takes place in various foreign markets on days which are not Business Days and on which therefore the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Investment Adviser, pursuant to procedures established by the Board of Trustees, deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

         Net asset value per Common Share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, and minus the aggregate liquidation preference of any preferred shares by the total number of shares outstanding at such time.

                                BENEFICIAL OWNERS

  Name and Address of                             Amount of
Beneficial/Record Owner                         Shares and Nature     Percent
as of September 15, 2003     Title of Class       of Ownership        of Class
------------------------     --------------     -----------------   ------------

Cede & Co.*                     Common             [__] (Record)         [__]
P.O. Box 29
Bowling Green Station
New York, NY  10274

*        A nominee partnership of DTC.


         As of December 31, 2003, the Directors and Officers of the Fund as a group beneficially owned approximately 3% of the outstanding shares of the Fund's Common Shares.

                               GENERAL INFORMATION

Book-Entry-Only Issuance

         DTC will act as securities depository for the shares of Series A Preferred and/or Series B AMPS offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Counsel and Independent Auditors

         Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is counsel to the Fund in connection with the issuance of the Common Shares.

         PricewaterhouseCoopers LLP serve as independent accountants of the Fund and will annually audit the financial statements of the Fund.

Proxy Voting Procedures

         The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures. The proxy voting procedures have been filed with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The proxy voting procedures are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. In addition, information on how the Fund voted proxies relating to voting securities during the most recent twelve month period is available, upon request, by calling 800-GABELLI (800-422-3554). The proxy voting procedures are also available at http://www.gabelli.com and on the Security and Exchange Commissions website at http://www.sec.gov.

Code of Ethics

         The Fund and the Investment Adviser have adopted a code of ethics. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Code of Conduct for Chief Executive and Senior Financial Officers

         The Fund and the Investment Adviser have adopted a code of conduct. This code of conduct sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of conduct is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                              FINANCIAL STATEMENTS

         The audited financial statements included in the Annual Report to the Fund's Shareholders for the period ended December 31, 2003, together with the report of PricewaterhouseCoopers LLP thereon, are also incorporated herein by reference from the Fund's Annual Report to Shareholders. All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at 800-GABELLI (422-3554).

                                    GLOSSARY

"Adjusted Value" of each Eligible Asset shall be computed as follows:

         (i)   cash shall be valued at 100% of the face value thereof; and

         (ii) all other Eligible Assets shall be valued at the applicable Discounted Value thereof; and

         (iii) each asset that is not an Eligible Asset shall be valued at zero.

"Administrator" means the other party to the Administration Agreement with the Fund, which shall initially be Gabelli Funds, LLC, a New York limited liability company, and will include, as appropriate, any sub-administrator appointed by the Administrator.

["Advance Rate" means (a) so long as [__] is rating the Series E Preferred Stock at the Corporation's request, the Advance Rates set forth in the definition of [__] Rating Factor or (b) any applicable advance rate established by any Other Rating Agency, whichever is applicable.]

"Affiliate" means, with respect to the Auction Agent, any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund will be deemed to be an Affiliate nor will any Person controlled by, in control of or under common control with such Person, one of the directors or executive officers of which is director of the Fund, be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.

"Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

"All Hold Rate" means 90% of the Reference Rate.

"Applicable Rate" means, with respect to the Series B AMPS, for each Dividend Period (i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof or an Auction does not take place with respect to such Dividend Period because of the commencement of a Default Period that ends prior to an Auction Date, the Maximum Rate and (iii) if all Series B AMPS is the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

"Auction" means each periodic operation of the Auction Procedures.

"Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" means the last day of the initial Dividend Period and each seventh day after the immediately preceding Auction Date; provided, however, that if any such seventh day is not a Business Day, such Auction Date shall be the first preceding day that is a Business Day and the next Auction Date, if for a Standard Dividend Period, shall (subject to the same advancement procedure) be the seventh day after the date that the preceding Auction Date would have been if not for the advancement procedure; provided further, however, that the Auction Date for the Auction at the conclusion of any Special Dividend Period shall be the last Business Day in such Special Dividend Period and that no more than one Auction shall be held during any Dividend Period; provided, further, however, that the Auction Date following a Default Period shall be the last Business Day in the Standard Dividend Period that commenced during such Default Period. Notwithstanding the foregoing, in the event an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an Auction Date not to be a Business Day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events).

"Auction Procedures" means the procedures for conducting Auctions described in "Additional Information Concerning the Auction for Series B AMPS."

"Available Series B AMPS" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate."

"Basic Maintenance Amount" has the meaning set forth in "Additional Information Concerning The Series A Preferred and Series B AMPS -- Asset Maintenance."

"Basic Maintenance Report" means, with respect to the Series B AMPS, a report prepared by the Administrator which sets forth, as of the related Monthly Valuation Date, (i) [__] Eligible Assets and [__] Eligible Assets sufficient to meet or exceed the Basic Maintenance Amount, the Market Value and Discounted Value thereof (seriatim and in the aggregate), (iii) the Basic Maintenance Amount, and (iv) the net asset value of the Fund. Such report will also include
(A) the month-end closing price for the Common Shares of the Fund (B) the monthly total-return per Common Shares, which will be determined based upon month-end closing share prices, assuming reinvestment of all dividends paid during such month and (C) the total leverage positions of the Fund. For the purposes of this Statement of Preferences, "Basic Maintenance Report" or "Report" shall have a correlative meaning with respect to any other class or series of Preferred Shares.

"Beneficial Owner" with respect to Series B AMPS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares of such series.

"Bid" has the meaning set forth in "Additional Information Concerning the Auction for the Series B AMPS -- Orders by Existing Holders and Potential Holders."

"Bidder" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Orders by Existing Holders and Potential Holders."

"Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

"Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

"By-Laws" means the By-Laws of the Fund, as amended from time to time.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Shares" means the shares of the Fund's common shares, par value $.001 per share.

"Cure Date" has the meaning set forth in paragraph 3(a)(i) of Article II of the Statement of Preferences for the Series A Preferred and paragraph 3(a)(ii) of
Article I of the Statement of Preferences for the Series B AMPS.

"Date of Original Issue" means the date on which the Series A Preferred or Series B AMPS, as the case may be, is originally issued by the Fund.

"Declaration" means the Agreement and Declaration of Trust of the Fund, dated as of February 25, 1999, as amended, supplemented or restated from time to time (including by the Statements of Preferences or by way of any other supplement or Statement of Preferences authorizing or creating a class of shares of beneficial interest in the Fund).

"Default Period" has the meaning set forth in "Additional Information Concerning the Series A Preferred and Series B AMPS -- Dividends and Dividend Period."

"Default Rate" means the Reference Rate multiplied by three (3).

"Deposit Assets" means cash, Short-Term Money Market Instruments and U.S. Government Obligations. Except for determining whether the Fund has Eligible Assets with an Adjusted Value equal to or greater than the Basic Maintenance Amount, each Deposit Asset shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Asset but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

"Discount Factor" means (i) so long as [__] is rating the Series A Preferred or Series B AMPS at the Fund's request, the [__] Discount Factor, (ii) so long as [__] is rating the Series B AMPS, the [__] Discount Factor, and/or (iii) any applicable discount factor established by any Other Rating Agency, whichever is applicable.

"Discounted Value" means, as applicable, (i) the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, or (ii) such other formula for determining the discounted value of an Eligible Asset as may be established by an applicable Rating Agency, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the applicable quotient or product as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the applicable quotient or product as calculated above or the par value, whichever is lower.

"Dividend Default" has the meaning set forth in "Additional Information Concerning the Series A Preferred and Series B AMPS -- Dividends and Dividend Period."

"Dividend Payment Date" means, with respect to the Series A Preferred, any date on which dividends declared by the Board of Trustees thereon are payable pursuant to the provisions of paragraph 1(a) of Article II of the Statement of Preferences of the Series A Preferred, and, with respect to the Series B AMPS, any date on which dividends declared by the Board of Trustees thereon are payable pursuant to the provisions of paragraph 2(b) of Article I of the Statement of Preferences, for the Series B AMPS, and shall have a correlative meaning with respect to any other class or series of Preferred Shares.

"Dividend Period" means, with respect to Series A Preferred, the quarterly dividend specified in paragraph 1(a) of Article II of the Statement of Preferences for the Series A Preferred and, with respect to Series B AMPS, the initial period determined in the manner set forth under "Designation" in the Statement of Preferences of the Series B AMPS, and thereafter, the period commencing on the Business Day following each Auction Date and ending on the next Auction Date or, if such next Auction Date is not immediately followed by a Business Day, on the latest day prior to the next succeeding Business Day.

"Eligible Assets" means [__] Eligible Assets (if [__] is then rating the Series A Preferred or Series B AMPS at the request of the Fund), [__] Eligible Assets (if [__] is then rating the Series B AMPS at the request of the Fund), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series A Preferred or Series B AMPS, whichever is applicable.

"Existing Holder" means (i) a person who beneficially owns those shares of Series B AMPS listed in that person's name in the records of the Fund or the Auction Agent or (ii) the beneficial owner of those shares of Series B AMPS which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer will have signed a master purchaser's letter.

"Governing Documents" means the Declaration, and the By-Laws

"Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Orders By Existing Holders and Potential Holders."

"Holder" means, with respect to the Series B AMPS, the registered holder of Series B AMPS shares as the same appears on the share ledger or share records of the Fund or records of the Auction Agent, as the case may be.

"Industry Classification" means a six-digit industry classification in the Standard Industry Classification system published by the United States.

"LIBOR Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

"LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (1) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (2) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (3) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (4) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (5) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (6) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (7) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (8) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (9) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (10) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (11) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (12) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (13) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

"London Business Day" means any day on which commercial banks are generally open for business in London.

"Liquidation Preference" means $25 per share of Series A Preferred and $25,000 per share of Series B AMPS and will have a correlative meaning with respect to shares of any other class or series of Preferred Shares.

"Market Capitalization" means, with respect to any issue of common stock, as of any date, the product of (i) the number of shares of such common stock issued and outstanding as of the close of business on the date of determination thereof and (ii) the Market Value per share of such common stock as of the close of business on the date of determination thereof.

"Market Value" means the amount determined by the Fund with respect to specific Eligible Assets in accordance with valuation policies adopted from time to time by the Board of Trustees as being in compliance with the requirements of the 1940 Act.

         Notwithstanding the foregoing, "Market Value" may, at the option of the Fund with respect to any of its assets, mean the amount determined with respect to specific Eligible Assets of the Fund in the manner set forth below:

         (i)   as to any common or preferred stock which is an Eligible Asset,
               (a) if the stock is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (b) if there was no reported sales price on the Valuation Date, the price obtained from a Pricing Service as of the Valuation Date, or (c) if there was no reported sales price on the Valuation Date or price available from a Pricing Service, the lower of two bid prices for such stock provided to the Administrator by two recognized securities dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by [__] and [__]) at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

         (ii) as to any U.S. Government Obligation, Short-Term Money Market Instrument (other than demand deposits, federal funds, bankers' acceptances and next Business Day repurchase agreements) and commercial paper, with a maturity of greater than 60 days, the product of (a) the principal amount (accreted principal to the extent such instrument accretes interest) of such instrument and (b) the price provided by a Pricing Service or, if not obtainable through a Pricing Service, the lower of the bid prices for the same kind of instruments having, as nearly as practicable, comparable interest rates and maturities provided by two recognized securities dealers having minimum capitalization of $25,000,000 (or otherwise approved for such purpose by [__] and [__]) to the administrator, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, or, if two bid prices cannot be obtained, such Eligible Asset will have a Market Value of zero;

         (iii) as to cash, demand and timed deposits, federal funds, bankers' acceptances and next Business Day repurchase agreements included in Short-Term Money Market Instruments, the face value thereof;

         (iv) as to any U.S. Government Obligation, Short-Term Money Market Instrument or commercial paper with a maturity of 60 days or fewer, amortized cost unless the Board of Trustees determines that such value does not constitute fair value; or

         (v) as to any other evidence of indebtedness which is an Eligible Asset, (a) the product of (1) the unpaid principal balance of such indebtedness as of the Valuation Date and (2)(A) if such indebtedness is traded on a national securities exchange or quoted on the Nasdaq System, the last sales price reported on the Valuation Date or (B) if there was no reported sales price on the Valuation Date and if such indebtedness is not traded on a national securities exchange or quoted on the Nasdaq System, the price obtained from a Pricing Service as of the Valuation Date or (C) if there was no reported sales price on the Valuation Date or if such indebtedness is not traded on a national securities exchange or quoted on the Nasdaq System, and a price was not obtainable from a Pricing Service as of the Valuation Date, the lower of two bid prices for such indebtedness provided by two recognized dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by [__] and [__]) to the administrator of the Fund's assets, at least one of which will be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Fund by any such means by such administrator, plus (b) accrued interest on such indebtedness.

         Notwithstanding the foregoing, in the case of preferred stock that is rated by a single Rating Agency, "Market Value" shall have the meaning set forth in the governing documents of such preferred stock.

"Maximum Rate" means, on any day on which the Applicable Rate is determined, the greater of (as set forth in the table below) (i) the applicable percentage of the Reference Rate or (ii) the applicable spread plus the Reference Rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). The applicable percentage and applicable spread will be determined based on the lower of the credit ratings assigned to the Series B AMPS by [__] and [__] subject to upward. If [__] and [__]or both do not make such ratings available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency.

                        Credit Ratings for Series B AMPS


                                                   Applicable        Applicable
[__] Credit Rating      [__] Credit Rating        Percentage          Spread
------------------      ------------------        ----------          ------

[__] or higher              [__]or higher             150%
[__] to [__]                [__] to [__]              175%
[__]to [__]                 [__] to [__]              250%
Below [__]                  Below [__]                275%


"Monthly Valuation Date" means the last Vlauation Date of any calendar month.

"[__]" means [__] Investors Service, Inc. and its successors at law.

"[__] Discount Factor" has the meaning ascribed to it in "[__] and [__] Guidelines -- [__] Guidelines."

"[__] Eligible Assets" has the meaning ascribed to it in "[__] and [__] Guidelines -- [__] Guidelines."

"1940 Act" means the Investment Company Act of 1940, or any successor statute.

"1940 Act Asset Coverage" means asset coverage, as determined in accordance with
Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding shares of Series A Preferred and Series B AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Saturdays, Sundays or holidays) next preceding the time of such determination.

"1940 Act Asset Coverage Certificate" means the certificate required to be delivered by the Fund pursuant to paragraph 9(a)(i)(B) of Article I of the Statement of Preferences of the Series B AMPS.

"Non-Call Period" means a period determined by the Board of Trustees after consultation with the Broker-Dealers, during which the Series B AMPS subject to such Special Dividend Period are not subject to redemption at the option of the Fund but only to mandatory redemption.

"NRSRO" means a Nationally Recognized Statistical Ratings Organization.

"Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Orders By Existing Holders and Potential Holders."

"Other Rating Agency" means any rating agency other than [__] or [__] then providing a rating for the Series B AMPS pursuant to the request of the Fund.

"Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the Series B AMPS.

"Outstanding" means, as of any date, Preferred Shares theretofore issued by the Fund except:

         (i) any such Preferred Shares theretofore cancelled by the Fund or delivered to the Fund for cancellation;

         (ii) any such share of Preferred Shares other than auction market Preferred Shares as to which a notice of redemption will have been given and for whose payment at the redemption thereof Deposit Assets in the necessary amount are held by the Fund in trust for, or have been irrevocably deposited with the relevant disbursing agent for payment to, the holder of such share pursuant to the Statement of Preferences with respect thereto;

         (iii) in the case of auction market Preferred Shares, any such shares theretofore delivered to the applicable auction agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the applicable paying agent sufficient funds to redeem such shares; and

         (iv) any such Preferred Shares in exchange for or in lieu of which other shares have been issued and delivered.

Notwithstanding the foregoing, (x) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Fund or any subsidiary is the holder or Existing Holder, as applicable, will be disregarded and deemed not Outstanding; and (y) in connection with any auction, any auction market Preferred Shares as to which the Fund or any Person known to the auction agent to be an subsidiary is the holder or Existing Holder, as applicable, will be disregarded and not deemed Outstanding.

"Paying Agent" means with respect to Series B AMPS, The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent and, with respect to any other class or series of Preferred Shares, the Person appointed by the Fund as dividend disbursing or paying agent with respect to such class or series.

"Person" means and includes an individual, a partnership, the Fund, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

"Potential Beneficial Owner or Holder" means (i) any Existing Holder who may be interested in acquiring additional shares of Series B AMPS or (ii) any other person who may be interested in acquiring shares of Series B AMPS and who has signed a master purchaser's letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer will have executed a master purchaser's letter.

"Preferred Shares" means the preferred shares, par value $.001 per share, of the Fund, and includes the Series A Preferred and Series B AMPS.

"Premium Call Period" means a period consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

"Pricing Service" means any of the following: Bloomberg Financial Service, Bridge Information Services, Data Resources Inc., FT Interactive, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corp., Reuters, [__]/J.J. Kenny, Telerate, Trepp Pricing and Wood Gundy.

"Rating Agency" means [__] and [__] as long as such rating agency is then rating the Series A Preferred or the Series B AMPS at the request of the Fund, or any other rating agency then rating the Series A Preferred or the Series B AMPS at the request of the Fund.

"Rating Agency Guidelines" has the meaning set forth in set forth in "[__] and [__] Guidelines."

"Redemption Date" means, with respect to shares of the Fund's Outstanding Preferred Shares, the date fixed by the Fund for the redemption of such shares.

"Redemption Default" has the meaning set forth in "Additional Information Concerning the Series A Preferred and Series B AMPS -- Dividends and Dividend Period."

"Redemption Price" means, with respect to the Series A Preferred, the price set forth in paragraph 3(a) of Article II of the Statement of Preferences for the Series A Preferred and, with respect to the Series B AMPS, the price set forth in paragraph 3(a)(i) of Article I of the Statement of Preferences for the Series B AMPS.

"Reference Banks" means four major banks in the London interbank market selected by [__] or its affiliates or successwors or such other party as the Fund may from time to time appoint.

"Reference Rate" means, with respect to the determination of the Default Rate, the applicable LIBOR Rate for a Dividend Period of 364 days or fewer or the applicable Treasury Index Rate for a Dividend Period of longer than 364 days and, with respect to the determination of the Maximum Rate, the LIBOR Rate or the Treasury Index Rate, as appropriate.

"[__]" means [__], or its successors at law.

"[__] Discount Factor" has the meaning set forth in "[__] and [__] Guidelines -- [__] Guidelines."

"[__] Eligible Assets" has the meaning set forth in "[__] and [__] Guidelines -- [__] Guidelines."

"[__] Hedging Transactions" has the meaning set forth in "[__] and [__] Guidelines -- [__] Guidelines"

"SEC" means the United States Securities and Exchange Commission

"Securities Act" means The Securities Act of 1933, as amended, or any successor statute.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of Series A Preferred or Series B AMPS.

"Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Orders by Existing Holders and Potential Holders."

"Series A Preferred" means the Fund's Series A Cumulative Preferred Shares, $.001 par value per share and liquidation preference $25 per share.

"Series B AMPS" means the Fund's Series B AMPS Shares, $.001 par value per share and liquidation preference $25,000 per share.

"Series B AMPS Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the [__] Eligible Assets or the [__] Eligible Assets if both [__] and [__] are then rating the Series B AMPS at the request of the Fund, or the Eligible Assets of whichever of [__] or [__] is then doing so if only one of [__] or [__] is then rating the Series B AMPS at the request of the Fund, meets or exceeds the Basic Maintenance Amount with respect to the Series B AMPS.

"Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

         (i) commercial paper rated A-1 if such commercial paper matures in 30 days, or A-1+ if such commercial paper matures in over 30 days;

         (ii)  AAAm rated money market funds

         (iii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or
               (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) or (C) A-1+ rated institutions;

         (iv)  overnight funds; and

         (v)   U.S. Government` Obligations.

Notwithstanding the foregoing, in the case of preferred stock that is rated by a single Rating Agency, "Short-Term Money Market Instruments" shall have the meaning set forth in the governing documents of such preferred stock.

"Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

"Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a Non-Call Period and (ii) a Premium Call Period.

"Standard Dividend Period" means a Dividend Period of seven days, subject to increase or decrease to the extent necessary for the next Auction Date and Dividend Payment Date to each be Business Days.

"Statement of Preferences" means the Statement of Preferences of the Fund establishing, as the case may be, the Series A Preferred or the Series B AMPS.

"Submission Deadline" means 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

"Submitted Bid" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Bid Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Hold Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Submitted Sell Order" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Sufficient Clearing Bids" has the meaning set forth in "Additional Information Concerning the Auction for Series B AMPS -- Determination of Sufficient Clearing Bids, Winning Bids, Winning Bid Rate and Applicable Rate."

"Sufficient Clearing Orders" means that all shares of Series B AMPS are the subject of Submitted Hold Orders or that the number of shares of Series B AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of
(i) the number of shares of Series B AMPS that are subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate and
(ii) the number of shares of Series B AMPS that are subject to Submitted Sell Orders.

"Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release will not have been published during the 15 days preceding the date of computation, the foregoing computations will be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Obligations selected by the Fund.

"U.S. Government Obligations" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"Valuation Date" means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Basic Maintenance Amount. Notwithstanding the foregoing, in the case of preferred stock that is rated by a single Rating Agency, "Valuation Date" shall have the meaning set forth in the governing documents of such preferred stock.

"Winning Bid Rate" means the lowest rate specified in the Submitted Bids which if:

         (i)      (a)   each such Submitted Bid of Existing Holders specifying
                        such lowest rate and

                  (b) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

         (ii)     (a)   each such Submitted Bid of Potential Holders specifying
                        such lowest rate and

                  (b) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (i) above continuing to hold an aggregate number of shares of Outstanding Series B AMPS which, when added to the number of shares of Outstanding Series B AMPS to be purchased by such Potential Holders described in subclause (ii) above, would equal not less than the Available shares of Series B AMPS.

                                     PART C

                                OTHER INFORMATION

                   ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements (audited) for fiscal year 2003*

(2)  Exhibits

     (a) Agreement and Declaration of Trust of Registrant(3)
         (b) By-Laws of Registrant(3)
         (c) Not applicable
         (d) Form of Specimen Share Certificate(2)
         (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(2)
         (f) Not applicable
         (g) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC(2)
         (h) Form of Underwriting Agreement(1)
         (i) Not applicable
         (j) Form of Custodian Contract(2)
         (k) Form of Registrar, Transfer Agency and Service Agreement(3)
         (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality(1)
         (m) Not applicable
         (n) (i) Consent of Independent Auditors(4)
             (ii) Powers of Attorney(2)
         (o) Not applicable
         (p) Not applicable
         (q) Not applicable
         (r) Codes of Ethics of the Fund and the Investment Adviser(2)

___________________

*   Incorporated by reference to the Fund's annual report filed March __, 2004

(1) To be filed by Amendment.

(2) Incorporated by reference to the Registrant's Pre-Effective Amendment No.1 to the Fund's Registration Statement on Form N-2 Nos. 333-108409 and 811-21423, as filed with the Securities and Exchange Commission on October 27, 2003.

(3) Incorporated by reference to the Registrant's Pre-Effective Amendment No.3 to the Fund's Registration Statement on Form N-2 Nos. 333-108409 and 811-21423, as filed with the Securities and Exchange Commission on November 24, 2003.

(4)  Filed herewith.


Item 25.     Marketing Arrangements

         Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 26.     Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee............................................................
SEC Registration fees.......................................................
Printing/engraving expenses.................................................
Accounting fees.............................................................
Legal fees..................................................................
NASD fee....................................................................
Miscellaneous...............................................................
     Total..................................................................


Item 27.     Persons Controlled by or Under Common Control with Registrant

         NONE

Item 28.     Number of Holders of Securities as of December 31, 2003

                                                        Number of Record
Title of Class                                               Holders
--------------                                          ----------------
Common Shares of Beneficial Interest                          0


Item 29.     Indemnification

         [To Come]


Item 30.     Business and Other Connections of Investment Adviser

         The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and trustees of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and trustees during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).

Item 31.     Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, [_______], at the offices of the Fund's Administrator, [_______], and in part at the offices of [______].


Item 32.     Management Services

         Not applicable.


Item 33.     Undertakings

         1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.  Not applicable.

         3.  Not applicable.

         4.  Not applicable.

         5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

             Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                  SIGNATURES

         As required by the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 18th day of March, 2004.

                                       THE GABELLI DIVIDEND & INCOME TRUST

                                       By: /s/ Bruce N. Alpert
                                           _______________________________
                                             Bruce N. Alpert
                                             President

                                       By: /s/ Richard C. Sell
                                           _______________________________
                                           Richard C. Sell, Jr.
                                           Treasurer

         As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 18th day of March, 2003.


Name                                               Title
----                                               -----

       Signature

           *                      Trustee, Chairman and Chief Investment Officer
------------------------------
Mario J. Gabelli

           *                     Trustee
------------------------------
Anthony J. Colavita

           *                     Trustee
------------------------------
James P. Conn

           *                     Trustee
------------------------------
Mario d'Urso

           *                     Trustee
------------------------------
Frank J. Fahrenkopf, Jr.

           *                     Trustee
------------------------------
Michael J. Melarkey

           *                     Trustee
------------------------------
Karl Otto Pohl

           *                     Trustee
------------------------------
Salvatore M. Salibello

           *                     Trustee
------------------------------
Edward T. Tokar

           *                     Trustee
------------------------------
Anthonie C. van Ekris

           *                     Trustee
------------------------------
Salvatore J. Zizza


/s/ Bruce N. Alpert
------------------------------
Bruce N. Alpert                  President
Attorney-in-Fact

* Pursuant to a Power of Attorney

                                EXHIBIT INDEX